                           $400,000,000 (Approximate)
                          Advanta Mortgage Loan Trust
             Mortgage Loan Asset-Backed Certificates, Series 1996-3

                    Advanta Mortgage Conduit Services, Inc.
                                    Sponsor

                           Advanta Mortgage Corp. USA
                                 Master Servicer

                  $280,000,000.00 (Approximate) [ ]% Class A-1
                  $120,000,000.00 (Approximate) [ ]% Class A-2

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp. USA, a Delaware corporation, with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. This information supersedes all prior information that may have been delivered to you with respect to such expected characteristics of such pool of closed-end mortgage loans. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                           $400,000,000 (Approximate)
                           ADVANTA Mortgage Loan Trust

             Mortgage Loan Asset-Backed Certificates, Series 1996-3

                           ADVANTA Mortgage Corp. USA
                                 Master Servicer

                             Transaction Highlights

                                                         Average                 Expected Final    Legal
                         Class Size(2)     Ratings       Life to      Pricing    Maturity to       Final
Class(1)  Class Size(2)      (%)        (Moody's/S&P)  10% Call(3)     Index     10% Call(3)      Maturity
==========================================================================================================
  A-1     $280,000,000      70.0%         Aaa / AAA     3.42 yrs.   1-mo. LIBOR     12/25/04        TBD
  A-2     $120,000,000      30.0%         Aaa / AAA     2.96 yrs.   1-mo. LIBOR     12/25/04        TBD
- ----------------------------------------------------------------------------------------------------------
 Total    $400,000,000     100.0%         Aaa / AAA        --            --         12/25/04        TBD
- ----------------------------------------------------------------------------------------------------------

Notes: (1) The Class A-1 certificates are backed by the Group I (fixed rate)
           pool of mortgage loans and the Class A-2 certificates by Group II
           (ARM) pool of mortgage loans.
       (2) Approximate.
       (3) Class A-1 is priced at a prepayment speed of 115% of the prepayment assumption (PPM). A 100% PPM prepayment assumption has prepayments starting at 3.0% CPR in month 1, increasing by 1.55% per month to 20%
           CPR in month 12, and remaining at 20% CPR thereafter on a seasoning adjusted basis. Class A-2 assumes a constant prepayment speed of 25%
           CPR.

Originator/Master Servicer:       Advanta Mortgage Corp. USA ("Advanta") and
                                  affiliates.

Trustee:                          Bankers Trust Company of California.

Distribution Dates:               The 25th of each month, beginning October 25,
                                  1996.

Certificate Insurance Policy:     100% coverage of principal and interest due to
                                  certificates, provided by FGIC.

Available Funds Cap:              The Certificates are subject to an Available
                                  Funds Cap at the Net Funds Cap Rate. The Net
                                  Funds Cap Rate is the weighted average loan
                                  rate less the monthly servicing fee, surety

                                  fee, and a 75 basis points "carve out" for the Class A-1 and a 50 basis points "carve out" after month 9 for Class A-2 to be used for additional credit enhancement only if net losses exceed the Excess Servicing in a given month. There is a full "catch-up" feature for certificate interest and principal shortfalls with any shortfalls paid back in future periods. The ABS coupon subject to shortfall coverage is uncapped for Class A-1 and capped at the Net ARM life cap less the surety bond fee on Class A-2. The shortfall payment recoveries are not guaranteed by FGIC.

Pricing Prepayment Speed:
               Class A-1          The prepayment assumption is 115% of the
                                  prepayment curve, which equates to a
                                  prepayment speed of 3.45% CPR in the first
                                  month, increasing by 1.78% CPR each month to
                                  23.0% CPR in month 12, and remaining at 23.0%
                                  CPR thereafter.
               Class A-2          25% CPR.

Day Count Basis:                  Actual/360 day interest accrual

Optional Clean-up Call:           10% of original pool balance

Trust Tax Status:                 REMIC trust

                      Advanta 1996-3 Collateral Description


- --------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp. USA, a Delaware corporation, with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. This information supersedes all prior information that may have been delivered to you with respect to such expected characteristics of such pool of closed-end mortgage loans. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO
THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR
THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL
ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS
SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT
CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL
CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY
AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE
UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT
NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co.
Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co.
International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
THE U.K. SECURITIES AND FUTURES AUTHORITY.


Collateral: The collateral pool will consist of a combination of first and senior lien home equity loans. These loans are predominantly used by borrowers to consolidate debt, to refinance an existing mortgage loan on more favorable terms, or to obtain cash proceeds by borrowing against the homeowner's equity in the related mortgage property.

            Note that the following collateral description is only reflective of $212 million of fixed rate loans and $90 million of ARM loans.
            However, the transaction will be fully funded based on Advanta's new loan originations, for a total transaction size of $400 million as of the closing date of this transaction. There will be no prefunding in this transaction.


                                            Fixed Rate Home Equity Loans - Group I          ARM Home Equity Loans - Group II
                                            --------------------------------------          --------------------------------

Aggregate Pool Balance:                  $212.1 million                                     $90.5 million

Number of Loans:                         3,645                                              829

Average Outstanding Balance:             $58,192.5                                          $109,195.9

Total Original Balance:                  $212.7 million                                     $91.0 million

Average Original Balance:                $58,345.9                                          $109,738.7

Lien Position:                           88.3% firsts; 11.7% non-firsts                     100% firsts


Combined Loan to Value Ratio(1):         74.3% (33.7% at 80%+)                              77.9% (43.4% at 80%+)

Average Junior Lien Mortgage Ratio:      36.2%                                              N/A

Loan Type:                               100% Fixed Rate                                    100% Adjustable Rate

Original Weighted Average Term:          229.00 months (56.0% 180-month maturity 27.0%      355.37 months (91.8% 360 months rem.
                                         360-month maturity)                                term)

Remaining Weighted Average Maturity:     227.04 months                                      350.46 months

Weighted Average Seasoning:              1.96 months                                        4.91 months

Interest Rate Index:                     N/A                                                78.0% 6-mo. LIBOR

                                                                                            21.2% 1-yr. UST

                                                                                            0.4% 3-mo. LIBOR

Property Type:                           a)  91.2% single family                            a)  94.4% single family

                                         b)  4.6% 2-4 family                                b)  4.0% 2-4 family

                                         c)  4.2% other                                     c)  1.6% other

Owner Occupancy:                         a)  93.9% owner occupied                           a)  97.3% owner occupied

                                         b)  6.1% investor property                         b)  2.7% investor property

Weighted Average Gross Coupon:           11.21%                                             9.90% (Current rate only)

Weighted Average Gross Margin:           N/A                                                a)  5.55% for 6-month LIBOR ARMs

                                                                                            b)  5.20% for 1-yr. UST ARMs

Latest Scheduled Maturity:               Expected 2026                                      Expected 2026

Geographic Distribution (> 5%):          CA (9.6%), PA (8.2%), MD (6.9%), NC (6.0%), IL     CA (20.4%), IL (8.4%), MD (7.4%), OH
                                         (6.0%), OH (5.8%), NJ (5.4%), VA (5.4%), NY        (7.3%), WA (6.1%), UT (5.7%)
                                         (5.2%), FL (5.0%)

Note: (1) Excludes first mortgages. Defined as the ratio of the current principal balance of the mortgage loan to the sum of the current principal balance of the loan and the principal balance at the time of origination of any senior liens.

- --------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp. USA, a Delaware corporation, with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. This information supersedes all prior information that may have been delivered to you with respect to such expected characteristics of such pool of closed-end mortgage loans. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                       Advanta Mortgage Loan Trust 1996-3

                            GROUP I - Fixed Rate Pool

                   Number of       Aggregate Principal        % of Aggregate
    State        Mortgage Loans         Balance             Principal Balance(*)
- --------------   --------------    -------------------      --------------------

California              247          20,270,012.67                  9.56
Pennsylvania            359          17,294,223.24                  8.15
Maryland                233          14,627,907.43                  6.90
North Carolina          225          12,697,817.90                  5.99
Illinois                203          12,679,823.59                  5.98
Ohio                    266          12,334,738.89                  5.82
New Jersey              155          11,509,178.50                  5.43
Virginia                212          11,445,000.45                  5.40

New York                165          11,059,736.86                  5.21
Florida                 182          10,600,340.88                  5.00
Michigan                170           9,225,146.74                  4.35
South Carolina          132           5,975,093.39                  2.82
Wisconsin                78           5,238,295.95                  2.47
Colorado                 93           5,103,561.82                  2.41
Georgia                  80           4,427,196.40                  2.09
Massachusetts            52           4,068,337.62                  1.92
Indiana                  83           3,867,937.13                  1.82
Connecticut              39           3,599,128.94                  1.70
Oregon                   53           3,388,752.44                  1.60
Arizona                  74           3,293,926.29                  1.55
Utah                     53           3,196,517.08                  1.51
Indiana                  41           2,695,636.68                  1.27
Missouri                 57           2,600,956.42                  1.23
Kentucky                 43           2,108,658.87                  0.99
Delaware                 28           1,950,005.43                  0.92
Washington D.C.          26           1,790,165.49                  0.84
Louisiana                40           1,611,897.70                  0.76
Texas                    21           1,357,603.79                  0.64
Mississippi              33           1,307,973.51                  0.62
Oklahoma                 28           1,264,467.63                  0.60
Wisconsin                21           1,244,688.73                  0.59
West Virginia            17           1,060,671.88                  0.50
Arkansas                 15             769,733.43                  0.36
Rhode Island             12             757,488.66                  0.36
New Mexico               18             752,799.65                  0.35
Minnesota                14             720,134.82                  0.34
Iowa                     13             607,048.56                  0.29
Hawaii                    4             542,421.26                  0.26
Nevada                    7             493,196.66                  0.23
Kansas                   12             355,231.58                  0.17
New Hampshire             5             335,461.13                  0.16
Idaho                     7             326,190.97                  0.15
Montana                   5             318,133.84                  0.15
Wyoming                   4             286,036.44                  0.13
Nebraska                  6             270,897.07                  0.13
Maine                     4             244,305.96                  0.12
Vermont                   4             228,446.05                  0.11
Alabama                   3             104,454.39                  0.05
South Dakota              2              77,464.96                  0.04
North Dakota              1              26,727.43                  0.01
                      -----         --------------                ------
       TOTAL          3,645         212,111,573.20                100.00
                      =====         ==============                ======

* Percentages may not sum to exactly 100% due to rounding

- --------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp. USA, a Delaware corporation, with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. This information supersedes all prior information that may have been delivered to you with respect to such expected characteristics of such pool of closed-end mortgage loans. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                       Advanta Mortgage Loan Trust 1996-3

                            GROUP I - Fixed Rate Pool

Range of CLTV      Number of       Aggregate Principal        % of Aggregate
   Ratios        Mortgage Loans         Balance             Principal Balance(*)
- --------------   --------------    -------------------      --------------------

 0+ to 10                  2              34,209.90                   0.02
10+ to 20                 22             508,508.52                   0.24
20+ to 30                 70           2,450,142.38                   1.16
30+ to 40                115           4,513,340.44                   2.13
40+ to 50                166           7,516,051.09                   3.54
50+ to 60                248          12,171,043.72                   5.74
60+ to 70                489          29,390,601.51                  13.86
70+ to 80              1,346          84,108,434.56                  39.65

80+ to 90              1,165          70,270,435.20                  33.13
90+ to 100                22           1,148,896.88                   0.54
                       -----         --------------                 ------
       TOTAL           3,645         212,111,573.20                 100.00
                       =====         ==============                 ======

Range of Current   Number of       Aggregate Principal        % of Aggregate
Mortgage Rates   Mortgage Loans         Balance             Principal Balance(*)
- ---------------- --------------    -------------------      --------------------

 6 to <7                   1              43,641.88                   0.02
 7 to <8                   8             609,565.75                   0.29
 8 to <9                  78           5,850,252.23                   2.76
 9 to <10                655          46,606,427.73                  21.97
 10 to <11               830          54,321,203.58                  25.61
 11 to <12               750          44,038,198.42                  20.76
 12 to <13               684          34,364,952.49                  16.20
 13 to <14               415          18,314,015.03                   8.63
 14 to <15               155           5,977,436.56                   2.82
 15 to <16                49           1,466,739.62                   0.69
 16 to <17                18             474,222.57                   0.22
 17 to <18                 1              15,780.19                   0.01
 18 to <19                 1              29,137.15                   0.01
                       -----         --------------                 ------
        TOTAL          3,645         212,111,573.20                 100.00
                       =====         ==============                 ======

* Percentages may not sum to exactly 100% due to rounding

- --------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp. USA, a Delaware corporation, with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. This information supersedes all prior information that may have been delivered to you with respect to such expected characteristics of such pool of closed-end mortgage loans. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL
ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT

CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                       Advanta Mortgage Loan Trust 1993-3

                            GROUP I - Fixed Rate Pool

Range of LTV       Number of       Aggregate Principal        % of Aggregate
   Ratios        Mortgage Loans         Balance             Principal Balance(*)
- ------------     --------------    -------------------      --------------------

 0+ to 10                 56             850,105.67                    0.40
10+ to 20                348           8,717,449.22                    4.11
20+ to 30                293          10,011,921.33                    4.72
30+ to 40                213           8,245,232.01                    3.89
40+ to 50                196           9,156,731.62                    4.32
50+ to 60                244          12,591,316.16                    5.94
60+ to 70                451          28,849,540.14                   13.60
70+ to 80              1,076          75,481,103.49                   35.59
80+ to 90                752          57,301,279.49                    0.43
90+ to 100                16             906,894.07                    0.43
                       -----         --------------                  ------
       TOTAL           3,645         212,111,573.20                  100.00
                       =====         ==============                  ======

Range of Principal      Number of      Aggregate Principal    % of Aggregate
      Balance         Mortgage Loans        Balance         Principal Balance(*)
- ------------------    --------------   -------------------  --------------------

 0 to <10000              16             130,390.50                   0.06
 10000 to <20000         355           5,704,564.70                   2.69
 20000 to <30000         522          13,263,325.01                   6.25
 30000 to <40000         511          18,054,713.37                   8.51
 40000 to <50000         498          22,425,646.03                  10.57
 50000 to <60000         430          23,580,924.12                  11.12
 60000 to <70000         325          21,096,087.81                   9.95
 70000 to <80000         241          18,053,195.58                   8.51
 80000 to <90000         159          13,539,732.05                   6.38

 90000 to <100000        145          13,776,070.54                   6.49
 100000 to <120000       191          20,969,065.09                   9.89
 120000 to <140000       107          13,890,861.09                   6.55
 140000 to <160000        56           8,341,393.50                   3.93
 160000 to <180000        29           4,898,096.83                   2.31
 180000 to <200000        21           3,981,282.02                   1.88
 >=200000                 39          10,406,224.96                   4.91
                       -----         --------------                 ------
        TOTAL          3,645         212,111,573.20                 100.00
                       =====         ==============                 ======

* Percentages may not sum to exactly 100% due to rounding

- --------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp. USA, a Delaware corporation, with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. This information supersedes all prior information that may have been delivered to you with respect to such expected characteristics of such pool of closed-end mortgage loans. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL
ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT
NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
THE U.K. SECURITIES AND FUTURES AUTHORITY.

                       Advanta Mortgage Loan Trust 1996-3

                            GROUP I - Fixed Rate Pool

                                                                  % of Aggregate
Months Remaining To       Number of       Aggregate Principal        Principal
      Maturity          Mortgage Loans         Balance               Balance(*)
- -------------------     --------------    -------------------     --------------

0 to 11                          2                 2599.00               0.12
24 to 35                         2                99173.26               0.05
36 to 47                         2                21198.27               0.01
48 to 59                        37              1075223.05               0.51
60 to 71                        18               365504.19               0.17
72 to 83                        48              1306874.89               0.62
84 to 95                        33              1403510.05               0.66
96 to 107                       11               399387.07               0.19
108 to 119                     232              7807195.11               3.68
120 to 131                      44              1657891.59               0.78
132 to 143                      22              1095258.32               0.52
144 to 155                      19              1026118.27               0.48
156 to 167                       1                51986.11               0.02
168 to 179                   1,789            101570976.61              47.89
180 to 191                     351             17588807.01               8.29
192 to 203                       5               377865.19               0.18
204 to 215                       3               163526.28               0.08
216 to 227                      63              4196914.54               1.98
228 to 239                     174             11077932.73               5.22
240 to 251                      19               991160.78               0.47
252 to 263                       1                76536.57               0.04
288 to 299                      22              1745227.92               0.82
300 to 311                       1                  800.00               0.04
312 to 323                       1               139464.20               0.07
336 to 347                       3               144788.19               0.07
348 to 359                     596             46799493.61              22.06
360 to 371                     146             10589659.39               4.99
                             -----          --------------             ------
       TOTAL                 3,645          212,111,573.20             100.00
                             =====          ==============             ======

                                                                  % of Aggregate
Months Elapsed Since      Number of       Aggregate Principal        Principal
    Origination         Mortgage Loans         Balance               Balance(*)
- --------------------    --------------    -------------------     --------------

0                            653              35,862,120.28            16.91
1                          1,066              63,037,917.92            29.72
2                          1,023              59,644,763.56            28.12
3                            599              35,363,735.35            16.67
4                            195              11,754,217.68             5.54
5                             59               3,682,586.30             1.74

6                             16               1,031,958.26             0.49
>=7                           34               1,734,273.85             0.82
                           -----             --------------           ------
        TOTAL              3,645             212,111,573.00           100.00
                           =====             ==============           ======

* Percentages may not sum to exactly 100% due to rounding

- --------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp. USA, a Delaware corporation, with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. This information supersedes all prior information that may have been delivered to you with respect to such expected characteristics of such pool of closed-end mortgage loans. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL
ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT
NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
THE U.K. SECURITIES AND FUTURES AUTHORITY.

                       Advanta Mortgage Loan Trust 1996-3


                            GROUP I - Fixed Rate Pool

                                                                  % of Aggregate
                          Number of       Aggregate Principal        Principal
Lien Position           Mortgage Loans         Balance               Balance(*)
- --------------------    --------------    -------------------     --------------

 1st Lien                   2,852           187,290,080.77            88.30
 2nd Lien                     790            24,758,782.03            11.67
 3rd Lien                       3                54,710.40             0.03
                            -----           --------------           ------
       TOTAL                3,645           212,111,573.20           100.00
                            =====           ==============           ======

                                                                  % of Aggregate
                          Number of       Aggregate Principal        Principal
Occupancy Status        Mortgage Loans         Balance               Balance(*)
- --------------------    --------------    -------------------     --------------

 Owner Occupied             3,402           199,098,429.08            93.86
 Investor Property            243            13,013,144.12             6.14
                            -----           --------------           ------
        TOTAL               3,645           212,111,573.20           100.00
                            =====           ==============           ======

                                                                  % of Aggregate
                          Number of       Aggregate Principal        Principal
Property Description    Mortgage Loans         Balance               Balance(*)
- --------------------    --------------    -------------------     --------------

 Single Family              3,294           193,437,582.18            91.20
 2 Units                      116             6,559,293.32             3.09
 Townhouse                     84             3,839,849.48             1.81
 3-4 Units                     43             3,137,709.08             1.48
Manufactured Housing           62             2,842,682.20             1.34
 Condominium                   46             2,294,456.94             1.08
                            -----           --------------           ------
        TOTAL               3,645           212,111,573.20           100.00
                            =====           ==============           ======

* Percentages may not sum to exactly 100% due to rounding

- --------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp. USA, a Delaware corporation, with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. This information supersedes all prior information that may have been delivered to you with respect to such expected characteristics of such pool of closed-end mortgage loans. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                       Advanta Mortgage Loan Trust 1996-3

                            GROUP I - Fixed Rate Pool

         Range of                                                 % of Aggregate
    Junior Lien Ratios       Number of       Aggregate Principal     Principal
   (Junior Liens Only)     Mortgage Loans         Balance            Balance(*)
- ----------------------     --------------    -------------------  --------------
 0 to <5                          1                133,900.00          0.54
 5 to <10                        23                301,838.47          1.22
 10 to <15                       68              1,138,210.77          4.59
 15 to <20                      113              2,666,094.15         10.74
 20 to <25                      149              4,260,874.23         17.17
 25 to <30                      120              3,749,934.92         15.11
 30 to <35                       83              2,987,578.91         12.04
 35 to <40                       55              1,807,820.26          7.29
 40 to <45                       45              1,597,900.09          6.44
 45 to <50                       26                928,007.80          3.74
 50 to <55                       22              1,016,798.58          4.10
 55 to <60                       20                821,253.87          3.31

 60 to <65                       17                863,662.55          3.48
 65 to <70                       11                408,880.44          1.65
 70 to <75                        8                284,097.32          1.14
 75 to <80                       14                766,702.75          3.09
 80 to <85                        6                266,317.02          1.07
 85 to <90                        4                181,772.59          0.73
 90 to <95                        6                440,391.86          1.77
 95 to <100                       2                191,445.85          0.77
                              -----             --------------       ------
       TOTAL                    793             24,813,492.43        100.00
                              =====             ==============       ======

* Percentages may not sum to exactly 100% due to rounding

- --------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp. USA, a Delaware corporation, with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. This information supersedes all prior information that may have been delivered to you with respect to such expected characteristics of such pool of closed-end mortgage loans. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL
ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT
NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY

THE U.K. SECURITIES AND FUTURES AUTHORITY.

                       Advanta Mortgage Loan Trust 1996-3

                         GROUP II - Adjustable Rate Pool

                   Number of       Aggregate-Principal        % of Aggregate
    State        Mortgage Loans         Balance             Principal Balance(*)
- --------------   --------------    -------------------      --------------------

California             123           18,456,939.84                  20.39
Illinois                67            7,623,572.31                   8.42
Maryland                60            6,687,062.58                   7.38
Ohio                    88            6,605,193.74                   7.30
Washington              36            5,536,109.84                   6.12
Utah                    47            5,144,828.34                   5.68
Pennsylvania            43            4,275,972.76                   4.72
New Jersey              38            4,230,529.10                   4.67
Virginia                40            4,174,584.05                   4.61
Michigan                44            3,751,179.82                   4.14
Oregon                  23            2,863,850.24                   3.16
Colorado                27            2,611,489.03                   2.88
Georgia                 22            2,423,068.28                   2.68
Massachusetts           16            2,173,450.98                   2.40
Connecticut             15            1,963,284.58                   2.17
New York                18            1,753,482.37                   1.94
Texas                   16            1,657,580.22                   1.83
Indiana                 16            1,070,894.87                   1.18
Delaware                10              896,159.67                   0.99
Kentucky                 8              824,460.07                   0.91
Arizona                  9              680,330.23                   0.75
North Carolina           5              581,479.12                   0.64
Tennessee                4              509,961.12                   0.56
Florida                  7              496,983.49                   0.55
New Mexico               5              461,167.19                   0.51
Minnesota                6              447,179.41                   0.49
Washington D.C.          3              306,728.16                   0.34
Iowa                     4              298,896.03                   0.33
New Hampshire            4              276,595.58                   0.31
Idaho                    3              265,372.41                   0.29
Rhode Island             3              215,899.64                   0.24
Maine                    2              174,276.05                   0.19
Oklahoma                 3              169,340.02                   0.19
Mississippi              2              161,277.44                   0.18
West Virginia            1              141,035.90                   0.16
Missouri                 3              132,657.62                   0.15
Kansas                   2              131,847.95                   0.15
Louisiana                2              109,484.58                   0.12
Nevada                   1               83,834.87                   0.09
Montana                  1               79,333.00                   0.09
Wisconsin                1               53,980.32                   0.06

Alabama                  1               28,030.48                   0.03
                       ---           -------------                 ------
        TOTAL          829           90,523,383.30                 100.00
                       ===           =============                 ======

* Percentages may not sum to exactly 100% due to rounding

- --------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp. USA, a Delaware corporation, with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. This information supersedes all prior information that may have been delivered to you with respect to such expected characteristics of such pool of closed-end mortgage loans. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL
ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT
NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
THE U.K. SECURITIES AND FUTURES AUTHORITY.

                       Advanta Mortgage Loan Trust 1996-3

                         GROUP II - Adjustable Rate Pool


Range of CLTV      Number of       Aggregate Principal        % of Aggregate
   Ratios        Mortgage Loans         Balance             Principal Balance(*)
- --------------   --------------    -------------------      --------------------

10+ to 20              1                140,000.00                0.15
20+ to 30              3                139,836.18                0.15
30+ to 40              8                389,555.95                0.43
40+ to 50             13                877,123.78                0.97
50+ to 60             43              3,520,111.85                3.89
60+ to 70             94             10,872,524.00               12.01
70+ to 80            309             35,307,019.02               39.00
80+ to 90            351             38,697,577.66               42.75
90+ to 100             7                579,634.86                0.64
                     ---             -------------              ------
       TOTAL         829             90,523,383.30              100.00
                     ===             =============              ======

Range of Current   Number of       Aggregate Principal        % of Aggregate
Mortgage Rates   Mortgage Loans         Balance             Principal Balance(*)
- ---------------- --------------    -------------------      --------------------

5 to <6                 1               449,398.18                 0.50
7 to <8                24             2,652,126.92                 2.93
8 to <9               166            21,696,335.69                23.97
9 to <10              244            26,670,559.09                29.46
10 to <11             206            21,450,336.52                23.70
11 to <12             109            10,984,133.43                12.13
12 to <13              61             5,151,654.81                 5.69
13 to <14              15             1,251,816.76                 1.38
14 to <15               3               217,021.90                 0.24
                      ---            -------------               ------
        TOTAL         829            90,523,383.30               100.00
                      ===            =============               ======

* Percentages may not sum to exactly 100% due to rounding

- --------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp. USA, a Delaware corporation, with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. This information supersedes all prior information that may have been delivered to you with respect to such expected characteristics of such pool of closed-end mortgage loans. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                       Advanta Mortgage Loan Trust 1996-3

                         GROUP II - Adjustable Rate Pool

Range of LTV       Number of       Aggregate Principal        % of Aggregate
   Ratios        Mortgage Loans         Balance             Principal Balance(*)
- ------------     --------------    -------------------      --------------------

10+ to 20                1              140,000.00                 0.15
20+ to 30                4              156,703.08                 0.17
30+ to 40                7              372,689.05                 0.41
40+ to 50               15            1,104,351.31                 1.22
50+ to 60               42            3,411,204.32                 3.77
60+ to 70              104           11,754,658.20                12.99
70+ to 80              310           35,720,660.01                39.46
80+ to 90              345           37,813,817.33                41.77
90+ to 100               1               49,300.80                 0.05
                       ---           -------------               ------
       TOTAL           829           90,523,383.30               100.00
                       ===           =============               ======

Range of Principal      Number of      Aggregate Principal    % of Aggregate
      Balance         Mortgage Loans        Balance         Principal Balance(*)
- ------------------    --------------   -------------------  --------------------

10000 to <20000             4                68,897.73             0.08

20000 to <30000            12               324,788.79             0.36
30000 to <40000            24               858,587.84             0.95
40000 to <50000            43             1,979,694.83             2.19
50000 to <60000            78             4,334,543.38             4.79
60000 to <70000            96             6,260,693.98             6.92
70000 to <80000            73             5,473,053.92             6.05
80000 to <90000            68             5,784,077.48             6.39
90000 to <100000           64             6,085,060.16             6.72
100000 to <120000         125            13,711,203.27            15.15
120000 to <140000          72             9,280,784.17            10.25
140000 to <160000          37             5,495,400.19             6.07
160000 to <180000          36             6,124,074.12             6.77
180000 to <200000          27             5,158,118.65             5.70
200000 to <250000          31             6,974,602.01             7.70
250000 to <300000          22             6,033,702.50             6.67
300000 to <350000           7             2,234,165.13             2.47
350000 to <400000           5             1,929,588.88             2.13
 >=400000                   5             2,412,346.27             2.66
                          ---            -------------           ------
       TOTAL              829            90,523,383.30           100.00
                          ===            =============           ======

* Percentages may not sum to exactly 100% due to rounding

- --------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp. USA, a Delaware corporation, with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. This information supersedes all prior information that may have been delivered to you with respect to such expected characteristics of such pool of closed-end mortgage loans. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL
ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT
NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND

PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                       Advanta Mortgage Loan Trust 1996-3

                        GROUP II - Adjustable Rate Pool

                                                                  % of Aggregate
                          Number of       Aggregate Principal        Principal
Occupancy Status        Mortgage Loans         Balance               Balance(*)
- --------------------    --------------    -------------------     --------------

Owner Occupied              805             88,106,564.58              97.33
Investor Property            24              2,416,818.72               2.67
                            ---             -------------             ------
       TOTAL                829             90,523,383.30             100.00
                            ===             =============             ======

                                                                  % of Aggregate
                          Number of       Aggregate Principal        Principal
Property Description    Mortgage Loans         Balance               Balance(*)
- --------------------    --------------    -------------------     --------------

 Single Family               777             85,474,128.52            94.42
 2 Units                      26              2,928,173.34             3.23
 Condominium                  12                808,369.65             0.89
 3-4 Units                     6                651,988.74             0.72
 Townhouse                     5                436,885.45             0.48
 Manufactured Housing          3                223,837.60             0.25
                             ---             -------------           ------
       TOTAL                 829             90,523,383.30           100.00
                             ===             =============           ======

* Percentages may not sum to exactly 100% due to rounding

- --------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp. USA, a Delaware corporation, with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. This information supersedes all prior information that may have been delivered to you with respect to such expected characteristics of such pool of closed-end mortgage loans. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                       Advanta Mortgage Loan Trust 1996-3

                         GROUP II - Adjustable Rate Pool

                                                                  % of Aggregate
Months Remaining To       Number of       Aggregate Principal        Principal
      Maturity          Mortgage Loans         Balance               Balance(*)
- -------------------     --------------    -------------------     --------------

60 to 71                      3                 83,690.50               0.09
84 to 95                      1                 42,500.00               0.05
108 to 119                    3                164,703.56               0.18
168 to 179                   11                704,521.64               0.78
180 to 191                    9                700,375.00               0.77
192 to 203                    1                 39,978.45               0.04
204 to 215                    1                 58,500.00               0.06
216 to 227                    9                554,618.54               0.61

228 to 239                    6                425,113.17               0.47
240 to 251                    3                198,584.76               0.22
252 to 263                    6                741,462.15               0.82
264 to 275                    9              1,045,207.84               1.15
276 to 287                    1                 67,210.19               0.07
300 to 311                    2                318,454.44               0.35
324 to 335                    3                790,366.69               0.87
336 to 347                    7                892,041.29               0.99
348 to 359                  584             65,809,693.88              72.70
360 to 371                  170             17,886,361.20              19.76
                            ---             -------------             ------
       TOTAL                829             90,523,383.30             100.00
                            ===             =============             ======

                                                                  % of Aggregate
Months Elapsed Since      Number of       Aggregate Principal        Principal
    Origination         Mortgage Loans         Balance               Balance(*)
- --------------------    --------------    -------------------     --------------

0                           187             18,966,436.20               0.95
1                           270             30,287,470.81              33.46
2                           189             19,338,960.66              21.36
3                           114             13,922,833.08              15.38
4                            16              1,996,464.08               2.21
5                             3                184,678.23               0.20
6                             4                483,760.81               0.53
>7                           46              5,342,779.43               5.90
                            ---             -------------             ------
       TOTAL                829             90,523,383.30             100.00
                            ===             =============             ======

* Percentages may not sum to exactly 100% due to rounding

- --------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp. USA, a Delaware corporation, with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. This information supersedes all prior information that may have been delivered to you with respect to such expected characteristics of such pool of closed-end mortgage loans. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                       Advanta Mortgage Loan Trust 1996-3

                         GROUP II - Adjustable Rate Pool

                   Number of       Aggregate Principal        % of Aggregate
   Margins       Mortgage Loans         Balance             Principal Balance(*)
- --------------   --------------    -------------------      --------------------

0 to <1                 1                47,840.84                0.05
2 to <3                27             3,114,682.78                3.44
3 to <4                20             2,383,482.23                2.63
4 to <5               214            22,535,879.89               24.90
5 to <6               319            34,727,000.40               38.36
6 to <7               174            20,424,897.97               22.56
7 to <8                59             5,962,309.46                6.59
8 to <9                13             1,084,564.73                1.20
9 to <10                2               242,725.00                0.27
                      ---            -------------              ------
       TOTAL          829            90,523,383.30              100.00
                      ===            =============              ======

Maximum Mortgage   Number of       Aggregate Principal        % of Aggregate
     Rates       Mortgage Loans         Balance             Principal Balance(*)
- ---------------- --------------    -------------------      --------------------

 9 to <10               1                106,718.89                0.12
 11 to <12              5              1,235,603.68                1.36
 13 to <14             15              1,624,667.05                1.79
 14 to <15             42              5,507,831.81                6.08
 15 to <16            147             19,113,298.97               21.11
 16 to <17            250             27,972,123.92               30.90

 17 to <18            187             17,926,405.67               19.80
 18 to <19             99             10,142,970.41               11.20
 19 to <20             62              5,179,685.29                5.72
 20 to <21             15              1,260,762.94                1.39
 21 to <22              3                217,021.90                0.24
 22 to <23              3                236,292.77                0.26
                      ---             -------------              ------
       TOTAL          829             90,523,383.30              100.00
                      ===             =============              ======

Minimum Mortgage   Number of       Aggregate Principal        % of Aggregate
      Rates      Mortgage Loans         Balance             Principal Balance(*)
- ---------------- --------------    -------------------      --------------------

 0 to <1                5                356,542.22                0.39
 1 to <2                2                137,432.52                0.15
 2 to <3               16              2,228,910.52                2.46
 3 to <4               11              1,379,417.79                1.52
 4 to <5               27              3,630,181.24                4.01
 5 to <6               48              5,015,373.94                5.54
 6 to <7               18              2,064,016.05                2.28
 7 to <8               22              2,520,259.38                2.78
 8 to <9              130             16,777,602.64               18.53
 9 to <10             300             32,263,017.46               35.64
 10 to <11            166             16,385,943.26               18.10
 11 to <12             61              6,060,809.42                6.70
 12 to <13             20              1,497,942.39                1.65
 13 to <14              2                131,509.47                0.15
 14 to <15              1                 74,425.00                0.08
                      ---             -------------              ------
       TOTAL          829             90,523,383.30              100.00
                      ===             =============              ======

* Percentages may not sum to exactly 100% due to rounding

- --------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp. USA, a Delaware corporation, with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. This information supersedes all prior information that may have been delivered to you with respect to such expected characteristics of such pool of closed-end mortgage loans. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR

THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                       Advanta Mortgage Loan Trust 1996-3

                         GROUP II - Adjustable Rate Pool

Next Interest         Number of       Aggregate Principal     % of Aggregate
Adjustment Date     Mortgage Loans         Balance          Principal Balance(*)
- ---------------     --------------    -------------------   --------------------

Oct-96                    6                 694,587.69             0.77
Nov-96                   12               1,665,917.75             1.84
Dec-96                   73               9,566,433.43            10.57
Jan-97                   73               7,718,108.29             8.53
Feb-97                   73              10,615,159.20            11.73
Mar-97                   31               3,681,706.59             4.07
Apr-97                    3                 241,532.64             0.27
May-97                    5                 465,769.33             0.51
Jun-97                   14               1,333,912.64             1.47
Jul-97                   29               3,420,807.11             3.78
Aug-97                   32               4,084,027.79             4.51
Sep-97                   18               1,954,453.44             2.16
Oct-97                    1                 101,520.00             0.11
Jun-98                    2                 256,418.11             0.28
Jul-98                    2                 187,085.21             0.21
Aug-98                    7               1,030,098.22             1.14
Sep-98                    3                 621,983.24             0.69
Feb-99                    1                  79,772.74             0.09
May-99                    5                 609,502.28             0.67
Jun-99                   54               6,021,592.35             6.65

Jul-99                   76               7,515,962.17             8.30
Aug-99                   67               6,698,353.65             7.40
Sep-99                   57               5,508,343.10             6.08
Oct-99                    3                 335,100.00             0.37
Feb-01                    1                  91,163.75             0.10
May-01                    2                 286,285.72             0.32
Jun-01                   28               2,827,757.49             3.12
Jul-01                   41               4,036,311.04             4.46
Aug-01                   73               5,831,973.23             6.44
Sep-01                   37               3,041,745.10             3.36
                        ---              -------------           ------
       TOTAL            829              90,523,383.30           100.00
                        ===              =============           ======

* Percentages may not sum to exactly 100% due to rounding

- --------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp. USA, a Delaware corporation, with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. This information supersedes all prior information that may have been delivered to you with respect to such expected characteristics of such pool of closed-end mortgage loans. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL
ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT
NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co.

International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                           Advanta Mortgage Loan Trust
             Mortgage Loan Asset-Backed Certificates, Series 1996-3

The defined terms used and not otherwise defined in the attached Advanta Mortgage Loan Trust, Series 1996-3 Computational Materials for Classes A-1 and A-2 Certificates of such Series 1996-3, shall have the meanings ascribed to them, as follows:

"CPR" a constant prepayment rate, or rate at which, on an annual basis, the outstanding aggregate principal balance of loans, due to liquidations, principal prepayments and repurchases, declines.

"PRICE" are "flat prices" and quoted as a percentage of par, with fractions expressed in 32nds. Where a "+" is shown, it indicates one-half of one 32nd, or 1/64. For example, a price of "97-31+" means 97 31 5/32%.

"AVG LIFE" (Weighted Average Life) refers to the average amount of time from the date of issuance of a security until each dollar of principal of such security will be repaid to the investor. The weighted average life of a Certificate is determined by (I) multiplying the amount of cash distributions in reduction of the principal balance of such Certificate by the number of years from the date of issuance of such Certificate to the stated Distribution Date, (ii) adding the results, and (iii) dividing the sum by the sum of the principal cash flow (which equals the initial principal balance in a scenario in the absence of losses) of such certificate.

"MAT" (Maturity), in years, is the expected maturity of the Certificate.

"MOD DUR" (Modified Duration) is a measure of the approximate percentage change in a security's price for a change in yield. For example, for a 100-basis point change in yield, a certificate with a modified duration of 6 would theoretically have its price change by approximately 6%.

"WAM" (Weighted Average Maturity) is calculated as a weighted average of the remaining term to maturity of a pool's underlying closed-end mortgage loans, using the balance of each closed-end mortgage loan as the weighting factor.

"WINDOW" is the range, in months, during which the security is expected to receive principal distributions.

"DELAY" is the difference in days between the dated date and the first distribution date of the transaction.

"EXCESS INTEREST" is the amount of interest collected on nondefaulted closed-end mortgage loans during the same collection period which exceeds the interest distribution due to the holders of the Certificates for the related Series and the Monthly Servicing Fee.

                              ADVANTA 96-3 REPLINES

                     Group I

                                                                                  Original
                     Gross Coupon    Original Term to     Remaining Term to    Amortization     Amortization
Principal Balance        Rate        Maturity (months)    Maturity (months)    Term (months)       Method
- -----------------    ------------    -----------------    -----------------    -------------    ------------
 79,296,596.17         11.653%             176                   174                360            Balloon
  9,159,646.05         11.591%             180                   180                360            Balloon
 81,065,508.02         11.350%             164                   163                164            Level Pay
104,021,709.29         10.772%             305                   304                305            Level Pay
 14,374,278.47         10.859%             360                   360                360            Level Pay

287,917,738.00         11.208%             229                   227                285

PPM 100%: 3% CPR Month 1 increasing 1.545% (17/11) until CPR 20% is reached in Month 12, then CPR 20% thereafter.

                     Group II

                              Original    Remaining
                     Gross     Term to     Term to     Next Rate
                    Coupon    Maturity    Maturity     Adjustment
Principal Balance    Rate     (months)    (months)        Date          Index
- -----------------   -------   --------    ---------    ----------    ----------
  9,436,502.43       9.119%      356         354         11/1/96     6 mo LIBOR
 23,156,054.27       9.262%      360         359         2/1/97      6 mo LIBOR
  3,668,545.53       9.294%      360         360         4/1/97      6 mo LIBOR
  2,469,910.57      10.459%      360         358         5/1/97      6 mo LIBOR
 29,528,514.38      10.453%      357         356         8/1/99      6 mo LIBOR
 25,840,576.47      11.014%      348         348         9/1/01      6 mo LIBOR
  3,111,582.26       9.171%      357         333         5/1/97      1 Year CMT
  4,098,712.44       9.385%      353         351         6/1/97      1 Year CMT
  7,890,243.36       8.992%      360         320         9/1/97      1 Year CMT
  3,458,883.15       9.447%      347         347         10/1/97     1 Year CMT
  6,818,302.12       9.925%      354         349         6/1/99      1 Year CMT
    522,173.02       9.422%      360         359         8/1/01      1 Year CMT

120,000,000.00       9.975%      355         351


                                   Periodic    Periodic Cap
                                 Cap (First    (Subsequent                                Reset
Principal Balance      Margin    Reset Date)    Reset Date)  Life Cap    Life Floor     Frequency

- -----------------     -------   -----------   ------------  --------    ----------   -----------
  9,436,502.43          5.896%      1.018%       1.018%       15.896%      9.034%      Semi-annual
 23,156,054.27          5.857%      1.041%       1.041%       15.989%      8.912%      Semi-annual
  3,668,545.53          5.543%      1.040%       1.000%       16.090%      8.335%      Semi-annual
  2,469,910.57          6.122%      2.446%       1.171%       16.929%      8.346%      Semi-annual
 29,528,514.38          5.007%      2.835%       1.024%       17.443%      9.785%      Semi-annual
 25,840,576.47          5.677%      1.983%       1.000%       18.007%      9.306%      Semi-annual
  3,111,582.26          5.144%      1.741%       1.741%       15.734%      8.077%      Annual
  4,098,712.44          5.875%      1.770%       1.770%       16.385%      8.397%      Annual
  7,890,243.36          4.709%      1.949%       1.949%       15.722%      6.614%      Annual
  3,458,883.15          6.200%      2.000%       2.000%       16.447%      8.199%      Annual
  6,818,302.12          4.929%      3.145%       1.955%       16.283%      6.701%      Annual
    522,173.02          4.911%      3.000%       1.609%       16.422%      9.422%      Annual

120,000,000.00          5.468%      1.971%       1.212%       16.818%      8.858%

- --------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp. USA, a Delaware corporation, with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. This information supersedes all prior information that may have been delivered to you with respect to such expected characteristics of such pool of closed-end mortgage loans. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL
ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT
NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

          Advanta Mortgage Trust Home Equity ABS Series 1996-3 (Computation Materials) Class A-1
- ---------------------------------------------------------------------------------------------------------

Current Balance       $280,000,000.00     Original     $280,000,000.00     Settlement Date     09/25/1996
                                          Balance
Factor                1,000,000,000       Delay        0
Payment Frequency     Monthly             Coupon       1 Month LIBOR +
                                          Formula      TBD

                    Group I: PPM 200   Group I: PPM 175   Group I: PPM 150   Group I: PPM 115
                    Group II: CPR 50   Group II: CPR 40   Group II: CPR 30   Group II: CPR 25
- ---------------------------------------------------------------------------------------------

09/25/1996                  100                100                100                100
09/25/1997                   70                 74                 77                 82
09/25/1998                   40                 46                 52                 61
09/25/1999                   23                 29                 35                 46
09/25/2000                   14                 18                 24                 34
09/25/2001                    8                 12                 16                 25
09/25/2002                    4                  7                 11                 19
09/25/2003                    2                  4                  8                 14
09/25/2004                    1                  2                  5                 11
09/25/2005                    0                  1                  3                  8
09/25/2006                    0                  0                  2                  6
09/25/2007                    0                  0                  1                  4
09/25/2008                    0                  0                  0                  3
09/25/2009                    0                  0                  0                  2
09/25/2010                    0                  0                  0                  1
09/25/2011                    0                  0                  0                  0
09/25/2012                    0                  0                  0                  0
09/25/2013                    0                  0                  0                  0
09/25/2014                    0                  0                  0                  0
09/25/2015                    0                  0                  0                  0
09/25/2016                    0                  0                  0                  0
09/25/2017                    0                  0                  0                  0
11/25/2017                    0                  0                  0                  0
- ---------------------------------------------------------------------------------------------
Avg Life                      2.1653             2.4744             2.8743             3.6746

- ---------------------------------------------------------------------------------------------
Average                       1.9904             2.2855             2.6849             3.4240

Lives to Call

                   Group I: PPM 100    Group I: PPM 80    Group I: PPM 70
                   Group II: CPR 20    Group II: CPR: 15  Group II: CPR 10
- ---------------------------------------------------------------------------

09/25/1996                 100                 100                100
09/25/1997                  84                  87                 88
09/25/1998                  66                  71                 74
09/25/1999                  51                  58                 62
09/25/2000                  39                  47                 52
09/25/2001                  30                  38                 43
09/25/2002                  24                  31                 35
09/25/2003                  18                  25                 30
09/25/2004                  14                  21                 25
09/25/2005                  11                  17                 20
09/25/2006                   8                  13                 17
09/25/2007                   6                  11                 14
09/25/2008                   4                   8                 11
09/25/2009                   3                   6                  9
09/25/2010                   2                   5                  7
09/25/2011                   0                   2                  3
09/25/2012                   0                   1                  1
09/25/2013                   0                   1                  1
09/25/2014                   0                   0                  1
09/25/2015                   0                   0                  1
09/25/2016                   0                   0                  0
09/25/2017                   0                   0                  0
11/25/2017                   0                   0                  0
- ---------------------------------------------------------------------------
Avg Life                     4.1438              4.9560             5.4710

- ---------------------------------------------------------------------------
Average                      3.9100              4.7617             5.3866
Lives to Call

PPM 100 is equal to 3% CPR month 1 increasing to 20% CPR month 12 in even increments and remaining at 20% CPR based on loan age.

1 Month LIBOR:                5.500%
6 Month LIBOR:                5.875%
1 Yr CMT:                     5.910%

- --------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp. USA, a Delaware corporation, with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. This information supersedes all prior information that may have been delivered to you with respect to such expected characteristics of such pool of closed-end mortgage loans. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              Advanta Mortgage Trust Home Equity ABS Series 1996-3 (Computational Materials) A-2
- -------------------------------------------------------------------------------------------------------------

Current Balance       $120,000,000.00     Original     $120,000,000.00         Settlement Date     09/25/1996
                                          Balance
Factor                1,000,000,000       Delay        0
Payment Frequency     Monthly             Coupon       1 Month LIBOR + TBD
                                          Formula

               Group I: PPM 200     Group I: PPM 175   Group I: PPM 150   Group I: PPM 115
               Group II: CPR 50     Group II: CPR 40   Group II: CPR 30   Group II: CPR 25
- -------------------------------------------------------------------------------------------

09/25/1996              100                 100                100                100
09/25/1997               46                  56                 66                 71

09/25/1998               21                  32                 45                 52
09/25/1999               11                  20                 31                 38
09/25/2000                6                  12                 22                 29
09/25/2001                3                   7                 15                 21
09/25/2002                1                   4                 10                 16
09/25/2003                0                   2                  7                 12
09/25/2004                0                   1                  5                  9
09/25/2005                0                   0                  3                  6
09/25/2006                0                   0                  2                  5
09/25/2007                0                   0                  1                  3
09/25/2008                0                   0                  1                  2
09/25/2009                0                   0                  0                  1
09/25/2010                0                   0                  0                  1
09/25/2011                0                   0                  0                  1
09/25/2012                0                   0                  0                  0
09/25/2013                0                   0                  0                  0
09/25/2014                0                   0                  0                  0
09/25/2015                0                   0                  0                  0
09/25/2016                0                   0                  0                  0
09/25/2017                0                   0                  0                  0
09/25/2018                0                   0                  0                  0
09/25/2019                0                   0                  0                  0
09/25/2020                0                   0                  0                  0
09/25/2021                0                   0                  0                  0
09/25/2022                0                   0                  0                  0
09/25/2023                0                   0                  0                  0
09/25/2024                0                   0                  0                  0
03/25/2025                0                   0                  0                  0
- -------------------------------------------------------------------------------------------
Avg Life             1.3534              1.8302             2.5941             3.1863

- -------------------------------------------------------------------------------------------
Average              1.3096              1.7349             2.3896             2.9592
Lives to Call


                Group I: PPM 100    Group I: PPM 80    Group I: PPM 70
                Group II: CPR 20   Group II: CPR: 15   Group II: CPR 10
- -----------------------------------------------------------------------

09/25/1996               100                100               100
09/25/1997                76                 81                86
09/25/1998                60                 68                76
09/25/1999                47                 57                68
09/25/2000                37                 47                60
09/25/2001                29                 40                54
09/25/2002                23                 34                47
09/25/2003                18                 28                42
09/25/2004                15                 24                38
09/25/2005                12                 20                33
09/25/2006                 9                 17                30
09/25/2007                 7                 14                26
09/25/2008                 6                 12                23

09/25/2009                 3                  8                18
09/25/2010                 2                  7                16
09/25/2011                 2                  7                16
09/25/2012                 2                  5                14
09/25/2013                 1                  4                12
09/25/2014                 1                  3                10
09/25/2015                 1                  3                 9
09/25/2016                 0                  2                 8
09/25/2017                 0                  1                 5
09/25/2018                 0                  1                 4
09/25/2019                 0                  0                 3
09/25/2020                 0                  0                 2
09/25/2021                 0                  0                 2
09/25/2022                 0                  0                 2
09/25/2023                 0                  0                 1
09/25/2024                 0                  0                 0
03/25/2025                 0                  0                 0
- -----------------------------------------------------------------------
Avg Life              4.0465             5.3920            7.6705

- -----------------------------------------------------------------------
Average               3.6925             4.8630            6.7412
Lives to Call

PPM 100 is equal to 3% CPR month 1 increasing to 20% CPR month 12 in even increments and remaining at 20% CPR based on loan age.

1 Month LIBOR:                5.500%
6 Month LIBOR:                5.875%
1 Yr CMT:                     5.910%

- --------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp. USA, a Delaware corporation, with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. This information supersedes all prior information that may have been delivered to you with respect to such expected characteristics of such pool of closed-end mortgage loans. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL

ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

         Preliminary Information for Advanta Mortgage Loan Trust 1996-3

     -  Advanta Mortgage Conduit Services
        Sponsor

     -  Advanta Mortgage Corp. USA
        Master Servicer

     -  Advanta Mortgage Loan Trust 1996-3

              Class A-1 Certificates $[280,000,000] 1M LIBOR + [ ]% Class A-2 Certificates $[120,000,000] 1M LIBOR + [ ]%

The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Sponsor. PSI makes no representations as to the accuracy of such information provided to it by the Sponsor. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

                        Advanta Mortgage Loan Trust 1996-3

Title of Securities:    Advanta Mortgage Loan Trust 1996-3. Classes A-1 and A-2
                        (collectively, the "Certificates").

Description of
Transaction:            This approximately $400,000,000 FGIC-wrapped transaction
                        is supported by two collateral types. Certificate Class
                        A-1 and A-2 are each floating rate classes and are backed by fixed-rate and adjustable-rate home equity mortgage loans, respectively. Excess spread from each collateral pool will be available to credit-enhance the

                        Certificates supported by the other pool through overcollateralization.

Interest Shortfall
Reimbursement:          The Class A-1 and Class A-2 Certificates will feature
                        interest shortfall reimbursement, in which any interest shortfall due to the movement in the one-month LIBOR rate will be carried forward, with accrued interest at the coupon rate, and paid from excess cash flow from the adjustable- or fixed-rate collateral (as the case may be) in a later period. For Certificate Class A-1, the amount of interest shortfall which may be reimbursed is uncapped. However, for Certificate Class A-2, the amount of interest shortfall which may be reimbursed is capped at the Weighted Average Life Cap of the adjustable-rate mortgage loans less servicer and surety fees. THERE IS
                        NO CROSS-COLLATERALIZATION FOR PURPOSES OF INTEREST
                        PAYMENTS OR INTEREST SHORTFALL REIMBURSMENT. [In addition, the Master Servicer, prior to exercising its Clean-Up Call option or prior to the Final Maturity of the Certificates, will be obligated to pay any existing shortfall.] The FGIC insurance policy does not cover payment of the interest shortfall reimbursement.

                        For additional information concerning pricing and relative value, please call Greg Richter or Rob Karr on the asset backed desk at 212-778-2741. Additional structural and collateral information can be provided through Jacqui Galdieri (212-778-2612) of the Structured Finance Group, or Brendan Keane (212-778-4231) or Sean Low (212-778-2581) of the Asset-Backed Finance Group.

   CERTIFICATE CLASS A-1 (SUPPORTED BY FIXED-RATE HOME EQUITY MORTGAGE LOANS)

Settlement Date:                 September 25, 1996

Dated Date:                      September 25, 1996

Prepayment Assumption:           115% of "Advanta Ramp" (3.0% CPR in month 1
                                 of loan origination with monthly incremental increases of approximately 1.545% CPR until the speed reaches 20% CPR in month 12) --
                                 Actual prepayments may vary.

Approximate Size:                $280,000,000

Avg. Life to Maturity: (app.)    [3.67] years
Avg. Life to Call:  (app.)       [3.42] years

Coupon 1M LIBOR + [ ]%, subject to an available funds cap*

                                 * Coupon will step up by twice its stated

                                 margin if the clean up call is not exercised.

Coupon Day Count:                Actual/360


 CERTIFICATE CLASS A-2 (SUPPORTED BY ADJUSTABLE-RATE HOME EQUITY MORTGAGE LOANS)

Settlement Date:                 September 25, 1996

Dated Date:                      September 25, 1996

Prepayment Assumption:           25% C.P.R. -- Actual prepayments may vary.

Approximate Size:                $120,000,000

Avg. Life to Maturity (app.)     [3.19] years
Avg. Life to Call (app.)         [2.96] years

Coupon: 1M LIBOR + [ ]%, subject to an available funds cap *

                                 * Coupon will step up by twice its stated margin if the clean up call is not exercised.

Coupon Day Count:                Actual/360

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                         Advanta Mortgage Loan Trust 1996-3

Cleanup Call:            The Master Servicer may repurchase the collateral and,
(All Certificate         as a result, cause the Certificates (in aggregate, NOT
Classes)                 Class A-1 or Class A-2 individually) to be called at
                         par plus accrued interest after the remaining balance of the mortgage loans in aggregate is less than 10% of the original collateral balance. If the Certificates are not called at this point, the coupon on the Class
                         A-1 and Class A-2 Certificates will each step up by twice its respective margin.

Collateral Pool 1:       Fixed-rate home equity mortgage loans secured by
(Supports Certificate    one-to-four family residences.
Class A-1, app.
$280,000,000)

Collateral Pool 2:       Adjustable-rate home equity mortgage loans secured by
(Supports Certificate    one-to-four family residences.
Class A-2,app.
$120,000,000)

Cross-

Collateralization:       Excess spread from one collateral pool will be
                         available to credit enhance all Certificates supported by the other pool, pro-rata, based on their needs.

Form of Certificates:    Book entry form, same day funds (through DTC, CEDEL or
                         Euroclear).

Master Servicer:         Advanta Mortgage Corp. USA

Servicing Fee:           50 basis points per annum.

Trustee:                 Bankers Trust Company of California N.A.

Payment Date:            The 25th day of each month or, if such day is not a
                         business day, the next succeeding business day, beginning on October 25, 1996.

Payment Delay:           No delay for Certificate Class A-1 or A-2.

Interest Accrual
Period: For the Class A-1 and A-2 Certificates, interest will accrue from the 25th day of the preceding month until the 24th day of the current month based on an actual/360 day count. The Class A-1 and Class A-2 Certificates will start accruing interest from September 25, 1996.

Certificate Ratings:     The Certificates will be rated AAA/Aaa by Standard &
                         Poor's and Moody's, respectively. These ratings will not address the interest shortfall reimbursement.

Certificate Insurer:     Financial Guaranty Insurance Company ("FGIC"). FGIC's
                         claims-paying ability is rated AAA/Aaa by Standard and Poor's and Moody's.

Surety Fee:              [11] bps

Certificate Insurance:   Timely interest and eventual principal payments on the
                         Certificates will be 100% guaranteed by FGIC. The insurance policy does not include the interest shortfall reimbursement.

Prefunding Account:      None of the collateral is expected to be prefunded.

Overcollateralization:   The subordination provisions of the Trust are intended
                         to provide for limited acceleration of the Certificates relative to the amortization of the related collateral, generally in the early months of the transaction. The accelerated amortization is achieved by applying certain excess interest collected on the collateral to the payment of principal on the Certificates. This acceleration feature is intended to create, with respect to each Collateral Pool, an amount
                         ("Overcollateralization") resulting from, and equal to,

                         the excess of the aggregate principal balances of the Collateral Pool over the principal balance of the related Certificates. Once the required Overcollateralization level is reached, the acceleration feature will cease, unless necessary to maintain the required level of Overcollateralization.

                         CERTIFICATE CLASS A-1 (supported by fixed-rate home equity mortgage loans) Excess spread will be used to build the Spread Amount to an initial target of [3.64]% of the original principal balance. Upon the earlier of month 30 or 50% of Pool 1 paying down, the Spread Amount requirement will be changed to the lesser of [3.64]% of original principal balance or [9.10]% of current principal balance, subject to a floor of [0.75]% of original principal balance. Initial overcollateralization of approximately [2.75]% will support Class A-1.

                         CERTIFICATE CLASS A-2 (supported by adjustable-rate home equity mortgage loans) Excess spread will be used to build the Spread Amount to an initial target of [3.62]% of the original principal balance. Upon the earlier of month 30 or 50% of Pool 2 paying down, the Spread Amount requirement will be changed to the lesser of [3.62]% of original principal balance or [7.24]% of current principal balance, subject to a floor of [0.50]% of original principal balance.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                         Advanta Mortgage Loan Trust 1996-3

Cashflow Structure:      Interest Payments are applied as follows:

                         CERTIFICATE CLASS A-1 (supported by fixed-rate home equity mortgage loans) 1) Repayment of any unreimbursed Servicer advances with respect to defaulted loans; 2) Ongoing Trust Fees; 3) Accrued monthly interest, subject to the available funds cap; 4) Paydown of Certificates to the required level of Overcollateralization; 5) Any excess cash flow reverts to the holder of the residual interest.

                         CERTIFICATE CLASS A-2 (supported by adjustable-rate home equity mortgage loans) 1) Repayment of any unreimbursed Servicer advances with respect to defaulted loans; 2) Ongoing Trust Fees; 3) Accrued monthly interest, subject to the available funds cap;
                         4) Paydown of Certificates to the required level of Overcollateralization; 5) Any excess cash flow reverts to the holder of the residual interest.


                         Principal payments are applied as follows:

                         CERTIFICATE CLASS A-1 (supported by fixed-rate home equity mortgage loans) 1) 100% to Class A-1 until Class A-1 is retired;

                         CERTIFICATE CLASS A-2 (supported by adjustable-rate home equity mortgage loans) 1) 100% to Class A-2 until Class A-2 is retired;


Credit Enhancement:      1) 100% wrap from FGIC guarantees timely payment of
                         interest and eventual principal (excluding interest shortfall reimbursement).

                         2) Overcollateralization.

                         3) Cross-Collateralization.

                         4) Excess spread.

Pricing Date:            September [11], 1996

Settlement Date:         September 25, 1996

ERISA
Considerations:          All of the Certificates will be ERISA eligible.

Taxation:                REMIC.

Legal Investment:        The Certificates will not be SMMEA eligible.

Prospectus:              The Certificates are being offered pursuant to a
                         Prospectus which includes a Prospectus Supplement
                         (together, the "Prospectus"). Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

Available Funds information:


The Class A-1 and Class A-2 Certificates are subject to an available funds cap;

Class A-1         Available Funds = Pool 1 Weighted Average Coupon - Servicing
                  Fee (50 bps) - Insurer's Premium (11 bps) - FGIC cushion
                  (0.75% on Pool 1 balance). FGIC cushion may be used to pay
                  Class A-1 interest after O/C buildup and the payment of losses during a particular period, but will not be guaranteed by FGIC.

Class A-2         Available Funds = Pool 2 Weighted Average Coupon - Servicing
                  Fee - Insurer's Premium - FGIC cushion (0% until month 9;
                  0.50% on Pool 2 balance thereafter). FGIC cushion may be used to pay Class A-2 interest after O/C buildup and the payment of losses during a particular period, but will not be guaranteed by FGIC.

Average Life/Principal Window Tables

Class A-1


Pool I Prepay Speed:      PPM 200      PPM 175        PPM 150       PPM 115       PPM 100*      PPM 80      PPM 70
Pool II Prepay Speed:     CPR  50      CPR  40        CPR  30       CPR  25       CPR  20       CPR 15      CPR 10
- -----------------------------------------------------------------------------------------------------------------------
09/25/1996                 100          100            100           100           100           100         100
09/25/1997                  70           74             77            82            84            87          88
09/25/1998                  40           46             52            61            66            71          74
09/25/1999                  23           29             35            46            51            58          62
09/25/2000                  14           18             24            34            39            47          52
09/25/2001                   8           12             16            25            30            38          43
09/25/2002                   4            7             11            19            24            31          35
09/25/2003                   2            4              8            14            18            25          30
09/25/2004                   1            2              5            11            14            21          25
09/25/2005                   0            1              3             8            11            17          20
09/25/2006                   0            0              2             6             8            13          17
09/25/2007                   0            0              1             4             6            11          14
09/25/2008                   0            0              0             3             4             8          11
09/25/2009                   0            0              0             2             3             6           9
09/25/2010                   0            0              0             1             2             5           7
09/25/2011                   0            0              0             0             0             2           3
09/25/2012                   0            0              0             0             0             1           2
09/25/2013                   0            0              0             0             0             1           1
09/25/2014                   0            0              0             0             0             0           1
09/25/2015                   0            0              0             0             0             0           1
09/25/2016                   0            0              0             0             0             0           0
09/25/2017                   0            0              0             0             0             0           0
11/25/2017                   0            0              0             0             0             0           0
- ----------------------------------------------------------------------------------------------------------------------
 Avg. Life (to Mat.)       2.1653       2.4744         2.8743       3.6746        4.1438        4.9560       5.4710
 Avg. Life (to Call)       1.9904       2.2855         2.6849       3.4240        3.9100        4.7617       5.3866


     *PPM 100 is equal to 3% CPR month 1 increasing to 20% CPR month 12 in even increments and remaining at 20% CPR based on loan age

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

Average Life/Principal Window Tables

Class A-2


Pool I Prepay Speed:       PPM 200      PPM 175        PPM 150       PPM 115       PPM 100*      PPM 80      PPM 70
Pool II Prepay Speed:      CPR  50      CPR  40        CPR  30       CPR  25       CPR  20       CPR 15      CPR 10
- ------------------------------------------------------------------------------------------------------------------------
09/25/1996                  100          100            100           100           100           100         100
09/25/1997                   46           56             66            71            76            81          86
09/25/1998                   21           32             45            52            60            68          76
09/25/1999                   11           20             31            38            47            57          68
09/25/2000                    6           12             22            29            37            47          60
09/25/2001                    3            7             15            21            29            40          54
09/25/2002                    1            4             10            16            23            34          47
09/25/2003                    0            2              7            12            18            28          42
09/25/2004                    0            1              5             9            15            24          38
09/25/2005                    0            0              3             6            12            20          33
09/25/2006                    0            0              2             5             9            17          30
09/25/2007                    0            0              1             3             7            14          26
09/25/2008                    0            0              1             2             6            12          23
09/25/2009                    0            0              0             2             4            10          20
09/25/2010                    0            0              0             1             3             8          18
09/25/2011                    0            0              0             1             2             7          16
09/25/2012                    0            0              0             0             2             5          14
09/25/2013                    0            0              0             0             1             4          12
09/25/2014                    0            0              0             0             1             3          10
09/25/2015                    0            0              0             0             1             3           9
09/25/2016                    0            0              0             0             0             2           8
09/25/2017                    0            0              0             0             0             2           6
09/25/2018                    0            0              0             0             0             1           5
09/25/2019                    0            0              0             0             0             1           4
09/25/2020                    0            0              0             0             0             0           3
09/25/2021                    0            0              0             0             0             0           2
09/25/2022                    0            0              0             0             0             0           2
09/25/2023                    0            0              0             0             0             0           1
09/25/2024                    0            0              0             0             0             0           0
03/25/2025                    0            0              0             0             0             0           0
- -----------------------------------------------------------------------------------------------------------------------
 Avg. Life (to Mat.)        1.3534       1.8302         2.5941       3.1863        4.0465        5.3920       7.6705
 Avg. Life (to Call)        1.3096       1.7349         2.3896       2.9592        3.6925        4.8630       6.7412


     *PPM 100 is equal to 3% CPR month 1 increasing to 20% CPR month 12 in even increments and remaining at 20% CPR based on loan age

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

LEHMAN BROTHERS

                           $400,000,000 (Approximate)

                           ADVANTA Mortgage Loan Trust

             Mortgage Loan Asset-Backed Certificates, Series 1996-3

                           ADVANTA Mortgage Corp. USA
                                 Master Servicer

                             Transaction Highlights

- --------------------------------------------------------------------------------------------------------------------
                                                            Average                     Expected Final        Legal
                         Class Size(2)      Ratings         Life to         Pricing       Maturity to         Final
Class(1)  Class Size(2)       (%)        (Moody's/S&P)    10% Call(3)        Index        10% Call(3)       Maturity
====================================================================================================================
A-1      $280,000,000       70.0%          Aaa / AAA       3.42 yrs.      1-mo. LIBOR      12/25/04            TBD
A-2      $120,000,000       30.0%          Aaa / AAA       2.96 yrs.      1-mo. LIBOR      12/25/04            TBD
- --------------------------------------------------------------------------------------------------------------------
Total    $400,000,000      100.0%          Aaa / AAA           --              --          12/25/04            TBD
- --------------------------------------------------------------------------------------------------------------------

Note: (1) The Class A-1 certificates are backed by the Group I (fixed rate) pool of mortgage loans and the Class A-2 certificates by Group II (ARM) pool of mortgage loans.

      (2) Approximate.

      (3) Class A-1 is priced at a prepayment speed of 115% of the prepayment assumption (PPM). A 100% PPM prepayment assumption has prepayments starting at 3.0% CPR in month 1, increasing by 1.55% per month to 20% CPR in month 12, and remaining at 20% CPR thereafter on a seasoning adjusted basis. Class A-2 assumes a constant prepayment speed of 25% CPR.

Originator/Master Servicer:        Advanta Mortgage Corp. USA ("Advanta") and
                                   affiliates.

Trustee:                           Bankers Trust Company of California.

Distribution Dates:                The 25th of each month, beginning October 25,
                                   1996.

Certificate Insurance Policy:      100% coverage of principal and interest due
                                   to certificates, provided by FGIC:


Available Funds Cap:               The Certificates are subject to an Available
                                   Funds Cap at the Net Funds Cap Rate. The Net
                                   Funds Cap Rate is the weighted average loan rate less the monthly servicing fee, surety fee, and a 75 basis points "carve out" for the Class A-1 and a 50 basis point "carve out" after month 9 for Class A-2 to be used for additional credit enhancement only if net losses exceed the Excess Servicing in a given month. There is a full "catch-up" feature for certificate interest and principal shortfalls with any shortfalls paid back in future periods. The ABS coupon subject to shortfall coverage is uncapped for Class A-1 and capped at the Net ARM life cap less the surety bond fee on Class A-2. The shortfall payment recoveries are not guaranteed by FGIC.

Pricing Prepayment Speed:
         Class A-1                 The prepayment assumption is 115% of the
                                   prepayment curve, which equates to a
                                   prepayment speed of 3.45% CPR in the first
                                   month, increasing by 1.78% CPR each month to
                                   23.0% CPR in month 12, and remaining at 23.0%
                                   CPR thereafter.
         Class A-2                 25% CPR.

Day Count Basis:                   Actual/360 day interest accrual

Optional Clean-up Call:            10% of original pool balance

Trust Tax Status:                  REMIC trust

- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

                              Projected Performance
                      Under Varying Prepayment Assumptions

Class A-1 Certificates

- ------------------------------------------------------------------------------------------------------------------------------------
               % of Group I
         Prepay Assumption:                        200          175          150          115          100           80           70

            % Group II CRP:                         50           40           30           25           20           15           10
- ------------------------------------------------------------------------------------------------------------------------------------
                   9/25/96                         100          100          100          100          100          100          100
                   9/25/97                          70           74           77           82           84           87           88
                   9/25/98                          40           46           52           61           66           71           74
                   9/25/99                          23           29           35           46           51           58           62
                   9/25/00                          14           18           24           34           39           47           52
                   9/25/01                           8           12           16           25           30           38           43
                   9/25/02                           4            7           11           19           24           31           35
                   9/25/03                           2            4            8           14           18           25           30
                   9/25/04                           1            2            5           11           14           21           25
                   9/25/05                           0            1            3            8           11           17           20
                   9/25/06                           0            0            2            6            8           13           17
                   9/25/07                           0            0            1            4            6           11           14
                   9/25/08                           0            0            0            3            4            8           11
                   9/25/09                           0            0            0            2            3            6            9
                   9/25/10                           0            0            0            1            2            5            7
                   9/25/11                           0            0            0            0            0            2            3
                   9/25/12                           0            0            0            0            0            1            2
                   9/25/13                           0            0            0            0            0            1            1
                   9/25/14                           0            0            0            0            0            0            1
                   9/25/15                           0            0            0            0            0            0            1
                   9/25/16                           0            0            0            0            0            0            0
                   9/25/17                           0            0            0            0            0            0            0
                  11/25/17                           0            0            0            0            0            0            0
- ------------------------------------------------------------------------------------------------------------------------------------
Avg Life to Maturity (yrs)                      2.1653       2.4744       2.8743       3.6746       4.1438        4.956        5.471

   Avg. Life to Call (yrs)                      1.9904       2.2855       2.6849        3.424         3.91       4.7617       5.3866
- ------------------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

                              Projected Performance
                      Under Varying Prepayment Assumptions

Class A-2 Certificates

- ------------------------------------------------------------------------------------------------------------------------------------
              % of Group I
        Prepay Assumption:                         200          175          150          115          100           80           70

           % Group II CRP:                          50           40           30           25           20           15           10
- ------------------------------------------------------------------------------------------------------------------------------------
                   9/25/96                         100          100          100          100          100          100          100
                   9/25/97                          46           56           66           71           76           81           86
                   9/25/98                          21           32           45           52           60           68           76
                   9/25/99                          11           20           31           38           47           57           68
                   9/25/00                           6           12           22           29           37           47           60
                   9/25/01                           3            7           15           21           29           40           54
                   9/25/02                           1            4           10           16           23           34           47
                   9/25/03                           0            2            7           12           18           28           42
                   9/25/04                           0            1            5            9           15           24           38
                   9/25/05                           0            0            3            6           12           20           33
                   9/25/06                           0            0            2            5            9           17           30
                   9/25/07                           0            0            1            3            7           14           26

                   9/25/08                           0            0            1            2            6           12           23
                   9/25/09                           0            0            0            2            4           10           20
                   9/25/10                           0            0            0            1            3            8           18
                   9/25/11                           0            0            0            1            2            7           16
                   9/25/12                           0            0            0            0            2            5           14
                   9/25/13                           0            0            0            0            1            4           12
                   9/25/14                           0            0            0            0            1            3           10
                   9/25/15                           0            0            0            0            1            3            9
                   9/25/16                           0            0            0            0            0            2            8
                   9/25/17                           0            0            0            0            0            2            6
                   9/25/18                           0            0            0            0            0            1            5
                   9/25/19                           0            0            0            0            0            1            4
                   9/25/20                           0            0            0            0            0            0            3
                   9/25/21                           0            0            0            0            0            0            2
                   9/25/22                           0            0            0            0            0            0            2
                   9/25/23                           0            0            0            0            0            0            1
                   9/25/24                           0            0            0            0            0            0            0
                   3/25/25                           0            0            0            0            0            0            0
- ------------------------------------------------------------------------------------------------------------------------------------
Avg Life to Maturity (yrs)                      1.3534       1.8302       2.5941       3.1863       4.0465        5.392       7.6705

   Avg. Life to Call (yrs)                      1.3096       1.7349       2.3896       2.9592       3.6925        4.863       6.7412
- ------------------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS


                             Collateral Description

Collateral: The collateral pool will consist of a combination of first and senior lien home equity loans. These loans are predominantly used by borrowers to consolidate debt, to refinance an existing mortgage loan on more favorable terms, or to obtain cash proceeds by borrowing against the homeowner's equity in the related mortgage property.

            Note that the following collateral description is only reflective of $212 million of fixed rate loans and $90 million of ARM loans. However, the transaction will be be fully funded based on Advanta's new loan originations, for a total transaction size of $400 million as of the closing date of this transaction. There will be no prefunding in this transaction.

                                     Fixed Rate Group I Loans                    ARM Group II Loans
                                     ------------------------                    ------------------

Aggregate Pool Balance:        $212.1 million                                    $90.5 million

Number of Loans:               3,645                                             829

Average Outstanding Balance:   $58,192.5                                         $109,195.9

Total Original Balance:        $212.7 million                                    $91.0 million

Average Original Balance:      $58,345.9                                         $109,738.7

Lien Position:                 88.3% first; 11.7% non-first                      100% first

Combined Loan to Value Ratio:  74.3% (33.7% at 80%+)                             77.9% (43.4% at 80%+)

Average Junior Mortgage
Ratio(1):                      36.2%                                             N/A

Loan Type:                     100% Fixed Rate                                   100% Adjustable Rate

Original Weighted Average      229.00 months (56.0% 180-month maturity           355.37 months (91.8% 360 months rem.
Term:                          27.0% 360-month maturity)                         term)

Remaining Weighted Average
Maturity:                      227.04 months                                     350.46 months

Weighted Average Seasoning:    1.96 months                                       4.91 months

Interest Rate Index:           N/A                                               78.0% 6-mo. LIBOR
                                                                                 21.2% 1-yr. UST
                                                                                 0.4% 3-mo. LIBOR

Property Type:                 a)  91.2% single family                           a)  94.4% single family

                               b)  4.6% 2-4 family                               b)  4.0% 2-4 family
                               c)  4.2% other                                    c)  1.6% other

- ----------
Note: (1) Excludes first mortgages. Defined as the ratio the original principal balance of the mortgage loan to the sum of the original principal balance of the loan and the principal balance at the time of origination of the loan of any senior liens.

- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

                                      Fixed Rate Group I Loans                   ARM Group II Loans
                                      ------------------------                   ------------------

Owner Occupancy:               a)  93.9% owner occupied                          a)  97.3% owner occupied
                               b)  6.1% investor property                        b)  2.7% investor property

Weighted Average Gross
Coupon:                        11.21%                                            9.90% (Current rate only)

Weighted Average Gross         N/A                                               a)  5.55% for 6-month LIBOR ARMs

Margin:                                                                          b)  5.20% for 1-yr. UST ARMs

Latest Scheduled Maturity:     Expected 2026                                     Expected 2026

Geographic Distribution (>5%): CA (9.6%), PA (8.2%), MD (6.9%), NC               CA (20.4%), IL (8.4%), MD (7.4%),
                               (6.0%), IL (6.0%), OH (5.8%), NJ (5.4%),          OH (7.3%), WA (6.1%), UT (5.7%)
                               VA (5.4%), NY (5.2%), FL (5.0%)

- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

                          Group I Collateral Statistics

                             Number of             Aggregate               % of Aggregate
   State                  Mortgage Loans       Principal Balance        Principal Balance (*)
   -----                  --------------       -----------------        ---------------------
California                      247              20,270,012.67                 9.56
Pennsylvania                    359              17,294,223.24                 8.15
Maryland                        233              14,627,907.43                 6.90
North Carolina                  225              12,697,817.90                 5.99
Illinois                        203              12,679,823.59                 5.98
Ohio                            266              12,334,738.89                 5.82
New Jersey                      155              11,509,178.50                 5.43
Virginia                        212              11,445,000.45                 5.40

New York                        165              11,059,736.86                 5.21
Florida                         182              10,600,340.88                 5.00
Michigan                        170               9,225,146.74                 4.35
South Carolina                  132               5,975,093.39                 2.82
Wisconsin                        78               5,238,295.95                 2.47
Colorado                         93               5,103,561.82                 2.41
Georgia                          80               4,427,196.40                 2.09
Massachusetts                    52               4,068,337.62                 1.92
Indiana                          83               3,867,937.13                 1.82
Connecticut                      39               3,599,128.94                 1.70
Oregon                           53               3,388,752.44                 1.60
Arizona                          74               3,293,926.29                 1.55
Utah                             53               3,196,517.08                 1.51
Indiana                          41               2,695,636.68                 1.27
Missouri                         57               2,600,956.42                 1.23
Kentucky                         43               2,108,658.87                 0.99
Delaware                         28               1,950,005.43                 0.92
Washington D.C.                  26               1,790,165.49                 0.84
Louisiana                        40               1,611,897.70                 0.76
Texas                            21               1,357,603.79                 0.64
Mississippi                      33               1,307,973.51                 0.62
Oklahoma                         28               1,264,467.63                 0.60
Wisconsin                        21               1,244,688.73                 0.59
West Virginia                    17               1,060,671.88                 0.50
Arkansas                         15                 769,733.43                 0.36
Rhode Island                     12                 757,488.66                 0.36
New Mexico                       18                 752,799.65                 0.35
Minnesota                        14                 720,134.82                 0.34
Iowa                             13                 607,048.56                 0.29
Hawai                             4                 542,421.26                 0.26
Nevada                            7                 493,196.66                 0.23
Kansas                           12                 355,231.58                 0.17
New Hampshire                     5                 335,461.13                 0.16
Idaho                             7                 326,190.97                 0.15
Montana                           5                 318,133.84                 0.15
Wyoming                           4                 286,036.44                 0.13
Nebraska                          6                 270,897.07                 0.13
Maine                             4                 244,305.96                 0.12
Vermont                           4                 228,446.05                 0.11
Alabama                           3                 104,454.39                 0.05
South Dakota                      2                  77,464.96                 0.04
North Dakota                      1                  26,727.43                 0.01
                              -----             --------------               ------
              TOTAL           3,645             212,111,573.20               100.00
                              =====             ==============               ======

- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

                          Group I Collateral Statistics


                                          Number of             Aggregate               % of Aggregate
       Range of CLTV Ratios            Mortgage Loans       Principal Balance        Principal Balance (*)
       --------------------            --------------       -----------------        ---------------------
 0+ to 10                                      2                  34,209.90                  0.02
 10+ to 20                                    22                 508,508.52                  0.24
 20+ to 30                                    70               2,450,142.38                  1.16
 30+ to 40                                   115               4,513,340.44                  2.13
 40+ to 50                                   166               7,516,051.09                  3.54
 50+ to 60                                   248              12,171,043.72                  5.74
 60+ to 70                                   489              29,390,601.51                 13.86
 70+ to 80                                 1,346              84,108,343.56                 39.65
 80+ to 90                                 1,165              70,270,435.20                 33.13
 90+ to 100                                   22               1,148,896.88                  0.54
                                           -----             --------------                ------
              TOTAL                        3,645             212,111,573.20                100.00
                                           =====             ==============                ======

         Range of Current                 Number of             Aggregate               % of Aggregate
          Mortgage Rates               Mortgage Loans       Principal Balance        Principal Balance (*)
          --------------               --------------       -----------------        ---------------------
 6 to <7                                       1                  43,641.88                  0.02
 7 to <8                                       8                 609,565.75                  0.29
 8 to <9                                      78               5,850,252.23                  2.76
 9 to <10                                    655              46,606,427.73                 21.97
 10 to <11                                   830              54,321,203.58                 25.61
 11 to <12                                   750              44,038,198.42                 20.76
 12 to <13                                   684              34,364,952.49                 16.20

 13 to <14                                   415              18,314,015.03                  8.63
 14 to <15                                   155               5,977,436.56                  2.82
 15 to <16                                    49               1,466,739.62                  0.69
 16 to <17                                    18                 474,222.57                  0.22
 17 to <18                                     1                  15,780.19                  0.01
 18 to <19                                     1                  29,137.15                  0.01
                                           -----             --------------                ------
              TOTAL                        3,645             212,111,573.20                100.00
                                           =====             ==============                ======

                                          Number of             Aggregate               % of Aggregate
       Range of LTV Ratios             Mortgage Loans       Principal Balance        Principal Balance (*)
       -------------------             --------------       -----------------        ---------------------
 0+ to 10                                     56                 850,105.67                  0.40
 10+ to 20                                   348               8,717,449.22                  4.11
 20+ to 30                                   293              10,011,921.33                  4.72
 30+ to 40                                   213               8,245,232.01                  3.89
 40+ to 50                                   196               9,156,731.62                  4.32
 50+ to 60                                   244              12,591,316.16                  5.94
 60+ to 70                                   451              28,849,540.14                 13.60
 70+ to 80                                 1,076              75,481,103.49                 35.59
 80+ to 90                                   752              57,301,279.49                 27.01
 90+ to 100                                   16                 906,894.07                  0.43
                                           -----             --------------                ------
              TOTAL                        3,645             212,111,573.20                100.00
                                           =====             ==============                ======

- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

                         Group I Collateral Statistics

             Range of                     Number of             Aggregate               % of Aggregate
        Principal Balances             Mortgage Loans       Principal Balance        Principal Balance (*)
        ------------------             --------------       -----------------        ---------------------
 0 to <10000                                   16                130,390.50                  0.06
 10000 to <20000                              355              5,704,564.70                  2.69
 20000 to <30000                              522             13,263,325.01                  6.25
 30000 to <40000                              511             18,054,713.37                  8.51
 40000 to <50000                              498             22,425,646.03                 10.57
 50000 to <60000                              430             23,580,924.12                 11.12
 60000 to <70000                              325             21,096,087.81                  9.95
 70000 to <80000                              241             18,053,195.58                  8.51
 80000 to <90000                              159             13,539,732.05                  6.38
 90000 to <100000                             145             13,776,070.54                  6.49
 100000 to <120000                            191             20,969,065.09                  9.89
 120000 to <140000                            107             13,890,861.09                  6.55
 140000 to <160000                             56              8,341,393.50                  3.93
 160000 to <180000                             29              4,898,096.83                  2.31
 180000 to <200000                             21              3,981,282.02                  1.88
 >=200000                                      39             10,406,224.96                  4.91
                                            -----            --------------                ------
              TOTAL                         3,645            212,111,573.20                100.00
                                            =====            ==============                ======

                                          Number of                Aggregate               % of Aggregate
          Lien Position                Mortgage Loans          Principal Balance        Principal Balance (*)
          -------------                --------------          -----------------        ---------------------
 1st Lien                                  2,852             187,298,080.77                 88.30
 2nd Lien                                    790              24,758,782.03                 11.67
 3rd Lien                                      3                  54,710.40                  0.03
                                           -----             --------------                ------
              TOTAL                        3,645             212,111,573.20                100.00
                                           =====             ==============                ======

                                          Number of             Aggregate               % of Aggregate
         Occupancy Status              Mortgage Loans       Principal Balance        Principal Balance (*)
         ----------------              --------------       -----------------        ---------------------
 Owner Occupied                            3,402             199,098,429.08                93.86
 Investor Property                           243              13,013,144.12                 6.14
                                           -----             --------------                ------
              TOTAL                        3,645             212,111,573.20                100.00

                                           =====             ==============                ======

                                          Number of             Aggregate               % of Aggregate
       Property Description            Mortgage Loans       Principal Balance        Principal Balance (*)
       --------------------            --------------       -----------------        ---------------------
 Single Family                             3,294             193,437,582.18                91.20
 2 Units                                     116               6,559,293.32                 3.09
 Townhouse                                    84               3,839,849.48                 1.81
 3-4 Units                                    43               3,137,709.08                 1.48
Manufactured Housing                          62               2,842,682.20                 1.34
 Condominium                                  46               2,294,456.94                 1.08
                                           -----             --------------                ------
              TOTAL                        3,645             212,111,573.20                100.00
                                           =====             ==============                ======

- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

                         Group I Collateral Statistics

         Months Remaining                 Number of             Aggregate               % of Aggregate
           To Maturity                 Mortgage Loans       Principal Balance        Principal Balance (*)

           -----------                 --------------       -----------------        ---------------------
0 to 11                                        2                     259900                  0.12
24 to 35                                       2                   99173.26                  0.05
36 to 47                                       2                   21198.27                  0.01
48 to 59                                      37                 1075223.05                  0.51
60 to 71                                      18                  365504.19                  0.17
72 to 83                                      48                 1306874.89                  0.62
84 to 95                                      33                 1403510.05                  0.66
96 to 107                                     11                  399387.07                  0.19
108 to 119                                   232                 7807195.11                  3.68
120 to 131                                    44                 1657891.59                  0.78
132 to 143                                    22                 1095258.32                  0.52
144 to 155                                    19                 1026118.27                  0.48
156 to 167                                     1                   51986.11                  0.02
168 to 179                                 1,789               101570976.61                 47.89
180 to 191                                   351                17588807.01                  8.29
192 to 203                                     5                  377865.19                  0.18
204 to 215                                     3                  163526.28                  0.08
216 to 227                                    63                 4196914.54                  1.98
228 to 239                                   174                11077932.73                  5.22
240 to 251                                    19                  991160.78                  0.47
252 to 263                                     1                   76536.57                  0.04
288 to 299                                    22                 1745227.92                  0.82
300 to 311                                     1                      80000                  0.04
312 to 323                                     1                   139464.2                  0.07
336 to 347                                     3                  144788.19                  0.07
348 to 359                                   596                46799493.61                 22.06
360 to 371                                   146                10589659.39                  4.99
                                           -----             --------------                ------
              TOTAL                        3,645             212,111,573.20                100.00
                                           =====             ==============                ======


          Months Elapsed                  Number of             Aggregate               % of Aggregate
        Since Origination              Mortgage Loans       Principal Balance        Principal Balance (*)
        -----------------              --------------       -----------------        ---------------------
0                                            653             35,862,120.28                  16.91
1                                          1,066             63,037,917.92                  29.72
2                                          1,023             59,644,763.56                  28.12
3                                            599             35,363,735.35                  16.67
4                                            195             11,754,217.68                   5.54
5                                             59              3,682,586.30                   1.74
6                                             16              1,031,958.26                   0.49
>=7                                           34              1,734,273.85                   0.82
                                           -----               -----------                 ------
              TOTAL                        3,645               212,111,573                 100.00
                                           =====               ===========                 ======

- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

                         Group I Collateral Statistics

             Range of
        Junior Lien Ratios                Number of             Aggregate               % of Aggregate
       (Junior Liens Only)             Mortgage Loans       Principal Balance        Principal Balance (*)
       -------------------             --------------       -----------------        ---------------------
 0 to <5                                      1                 133,900.00                   0.54
 5 to <10                                    23                 301,838.47                   1.22
 10 to <15                                   68               1,138,210.77                   4.59
 15 to <20                                  113               2,666,094.15                  10.74
 20 to <25                                  149               4,260,874.23                  17.17
 25 to <30                                  120               3,749,934.92                  15.11
 30 to <35                                   83               2,987,578.91                  12.04
 35 to <40                                   55               1,807,830.26                   7.29
 40 to <45                                   45               1,597,900.09                   6.44
 45 to <50                                   26                 928,007.80                   3.74
 50 to <55                                   22               1,016,798.58                   4.10
 55 to <60                                   20                 821,253.87                   3.31
 60 to <65                                   17                 863,662.55                   3.48
 65 to <70                                   11                 408,880.44                   1.65
 70 to <75                                    8                 284,097.32                   1.14
 75 to <80                                   14                 766,702.75                   3.09
 80 to <85                                    6                 266,317.02                   1.07

 85 to <90                                    4                 181,772.59                   0.73
 90 to <95                                    6                 440,391.86                   1.77
 95 to <100                                   2                 191,445.85                   0.77
                                            ---              -------------                 ------
              TOTAL                         793              24,813,492.43                 100.00
                                            ===              =============                 ======

- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

                         Group II Collateral Statistics

                                          Number of            Aggregate               % of Aggregate
              State                    Mortgage Loans     Principal Balance        Principal Balance (*)
              -----                    --------------     -----------------        ---------------------
California                                 123              18,456,939.84                  20.39
Illinois                                    67               7,623,572.31                   8.42
Maryland                                    60               6,681,062.58                   7.38
Ohio                                        88               6,605,193.74                   7.30
Washington                                  36               5,536,109.84                   6.12
Utah                                        47               5,144,828.34                   5.68
Pennsylvania                                43               4,275,972.76                   4.72
New Jersey                                  38               4,230,529.10                   4.67

Virginia                                    40               4,174,584.05                   4.61
Michigan                                    44               3,751,179.82                   4.14
Oregon                                      23               2,863,850.24                   3.16
Colorado                                    27               2,611,489.03                   2.88
Georgia                                     22               2,423,068.28                   2.68
Massachusetts                               16               2,173,450.98                   2.40
Connecticut                                 15               1,963,284.58                   2.17
New York                                    18               1,753,482.37                   1.94
Texas                                       16               1,657,580.22                   1.83
Indiana                                     16               1,070,894.87                   1.18
Delaware                                    10                 896,159.67                   0.99
Kentucky                                     8                 824,460.07                   0.91
Arizona                                      9                 680,330.23                   0.75
North Carolina                               5                 581,479.12                   0.64
Tennessee                                    4                 509,961.12                   0.56
Florida                                      7                 496,983.49                   0.55
New Mexico                                   5                 461,167.19                   0.51
Minnesota                                    6                 447,179.41                   0.49
Washington D.C.                              3                 306,728.16                   0.34
Iowa                                         4                 298,896.03                   0.33
New Hampshire                                4                 276,595.58                   0.31
Idaho                                        3                 265,372.41                   0.29
Rhode Island                                 3                 215,899.64                   0.24
Maine                                        2                 174,276.05                   0.19
Oklahoma                                     3                 169,340.02                   0.19
Mississippi                                  2                 161,277.44                   0.18
West Virginia                                1                 141,035.90                   0.16
Missouri                                     3                 132,657.62                   0.15
Kansas                                       2                 131,847.95                   0.15
Louisiana                                    2                 109,484.58                   0.12
Nevada                                       1                  83,834.87                   0.09
Montana                                      1                  79,333.00                   0.09
Wisconsin                                    1                  53,980.32                   0.06
Alabama                                      1                  28,030.48                   0.03
                                           ---              -------------                 ------
              TOTAL                        829              90,523,383.30                 100.00
                                           ===              =============                 ======

- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS


                         Group II Collateral Statistics

                                          Number of           Aggregate               % of Aggregate
       Range of CLTV Ratios            Mortgage Loans     Principal Balance        Principal Balance (*)
       --------------------            --------------     -----------------        ---------------------
 10+ to 20                                   1                 140,000.00                    0.15
 20+ to 30                                   3                 139,836.18                    0.15
 30+ to 40                                   8                 389,555.95                    0.43
 40+ to 50                                  13                 877,123.78                    0.97
 50+ to 60                                  43               3,520,111.85                    3.89
 60+ to 70                                  94              10,872,524.00                   12.01
 70+ to 80                                 309              35,307,019.02                   39.00
 80+ to 90                                 351              38,697,577.66                   42.75
 90+ to 100                                  7                 579,634.86                    0.64
                                           ---              -------------                  ------
              TOTAL                        829              90,523,383.30                  100.00
                                           ===              =============                  ======

         Range of Current                 Number of           Aggregate               % of Aggregate
          Mortgage Rates               Mortgage Loans     Principal Balance        Principal Balance (*)
          --------------               --------------     -----------------        ---------------------
 5 to <6                                     1                 449,398.18                    0.50
 7 to <8                                    24               2,652,126.92                    2.93
 8 to <9                                   166              21,696,335.69                   23.97
 9 to <10                                  244              26,670,559.09                   29.46
 10 to <11                                 206              21,450,336.52                   23.70
 11 to <12                                 109              10,984,133.43                   12.13
 12 to <13                                  61               5,151,654.81                    5.69
 13 to <14                                  15               1,251,816.76                    1.38
 14 to <15                                   3                 217,021.90                    0.24
                                           ---              -------------                  ------
              TOTAL                        829              90,523,383.30                  100.00
                                           ===              =============                  ======

- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS


                         Group II Collateral Statistics

             Range of                     Number of           Aggregate               % of Aggregate
        Principal Balances             Mortgage Loans     Principal Balance        Principal Balance (*)
        ------------------             --------------     -----------------        ---------------------
 10000 to <20000                             4                  68,897.73                    0.08
 20000 to <30000                            12                 324,788.79                    0.36
 30000 to <40000                            24                 858,587.84                    0.95
 40000 to <50000                            43               1,979,694.83                    2.19
 50000 to <60000                            78               4,334,543.38                    4.79
 60000 to <70000                            96               6,260,693.98                    6.92
 70000 to <80000                            73               5,473,053.92                    6.05
 80000 to <90000                            68               5,784,077.48                    6.39
 90000 to <100000                           64               6,085,060.16                    6.72
 100000 to <120000                         125              13,711,203.27                   15.15
 120000 to <140000                          72               9,280,784.17                   10.25
 140000 to <160000                          37               5,495,400.19                    6.07
 160000 to <180000                          36               6,124,074.12                    6.77
 180000 to <200000                          27               5,158,118.65                    5.70
 200000 to <250000                          31               6,974,602.01                    7.70
 250000 to <300000                          22               6,033,702.50                    6.67
 300000 to <350000                           7               2,234,165.13                    2.47
 350000 to <400000                           5               1,929,588.88                    2.13
 >=400000                                    5               2,412,346.27                    2.66
                                           ---              -------------                  ------
              TOTAL                        829              90,523,383.30                  100.00
                                           ===              =============                  ======


                                          Number of          Aggregate               % of Aggregate
         Occupancy Status              Mortgage Loans    Principal Balance        Principal Balance (*)
         ----------------              --------------    -----------------        ---------------------
 Owner Occupied                            805              88,106,564.58                   97.33
 Investor Property                          24               2,416,818.72                    2.67
                                            --               ------------                    ----
              TOTAL                        829              90,523,383.30                  100.00
                                           ===              =============                  ======

                                          Number of           Aggregate               % of Aggregate
       Property Description            Mortgage Loans     Principal Balance        Principal Balance (*)
       --------------------            --------------     -----------------        ---------------------
 Single Family                             777              85,474,128.52                   94.42
 2 Units                                    26               2,928,173.34                    3.23
 Condominium                                12                 808,369.65                    0.89
 3-4 Units                                   6                 651,988.74                    0.72
 Townhouse                                   5                 436,885.45                    0.48
 Manufactured Housing                        3                 223,837.60                    0.25
                                           ---              -------------                  ------
              TOTAL                        829              90,523,383.30                  100.00
                                           ===              =============                  ======

- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

                         Group II Collateral Statistics


         Months Remaining                 Number of           Aggregate               % of Aggregate
           To Maturity                 Mortgage Loans     Principal Balance        Principal Balance (*)
           -----------                 --------------     -----------------        ---------------------
 60 to 71                                    3                  83,690.50                    0.09
 84 to 95                                    1                  42,500.00                    0.05
 108 to 119                                  3                 164,703.56                    0.18
 168 to 179                                 11                 704,521.64                    0.78
 180 to 191                                  9                 700,375.00                    0.77
 192 to 203                                  1                  39,978.45                    0.04
 204 to 215                                  1                  58,500.00                    0.06
 216 to 227                                  9                 554,618.54                    0.61
 228 to 239                                  6                 425,113.17                    0.47
 240 to 251                                  3                 198,584.76                    0.22
 252 to 263                                  6                 741,462.15                    0.82
 264 to 275                                  9               1,045,207.84                    1.15
 276 to 287                                  1                  67,210.19                    0.07
 300 to 311                                  2                 318,454.44                    0.35
 324 to 335                                  3                 790,366.69                    0.87
 336 to 347                                  7                 892,041.29                    0.99
 348 to 359                                584              65,809,693.88                   72.70
 360 to 371                                170              17,886,361.20                   19.76
                                           ---              -------------                   -----
              TOTAL                        829              90,523,383.30                  100.00
                                           ===              =============                  ======

          Months Elapsed                  Number of           Aggregate               % of Aggregate
        Since Origination              Mortgage Loans     Principal Balance        Principal Balance (*)
        -----------------              --------------     -----------------        ---------------------
              0                            187              18,966,436.20                   20.95
              1                            270              30,287,470.81                   33.46
              2                            189              19,338,960.66                   21.36
              3                            114              13,922,833.08                   15.38
              4                             16               1,996,464.08                    2.21
              5                              3                 184,678.23                    0.20
              6                              4                 483,760.81                    0.53
              >7                            46               5,342,779.43                    5.90
                                           ---              -------------                  ------
              TOTAL                        829              90,523,383.30                  100.00
                                           ===              =============                  ======

                                          Number of           Aggregate               % of Aggregate
             Margins                   Mortgage Loans     Principal Balance        Principal Balance (*)
             -------                   --------------     -----------------        ---------------------
 0 to <1                                     1                  47,840.84                    0.05

 2 to <3                                    27               3,114,682.78                    3.44
 3 to <4                                    20               2,383,482.23                    2.63
 4 to <5                                   214              22,535,879.89                   24.90
 5 to <6                                   319              34,727,000.40                   38.36
 6 to <7                                   174              20,424,897.97                   22.56
 7 to <8                                    59               5,962,309.46                    6.59
 8 to <9                                    13               1,084,564.73                    1.20
 9 to <10                                    2                 242,725.00                    0.27
                                           ---              -------------                  ------
              TOTAL                        829              90,523,383.30                  100.00
                                           ===              =============                  ======

- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

                         Group II Collateral Statistics



             Maximum                      Number of           Aggregate               % of Aggregate
          Mortgage Rates               Mortgage Loans     Principal Balance        Principal Balance (*)
          --------------               --------------     -----------------        ---------------------
 9 to <10                                    1                 106,718.89                    0.12
 11 to <12                                   5               1,235,603.68                    1.36
 13 to <14                                  15               1,624,667.05                    1.79

 14 to <15                                  42               5,507,831.81                    6.08
 15 to <16                                 147              19,113,298.97                   21.11
 16 to <17                                 250              27,972,123.92                   30.90
 17 to <18                                 187              17,926,405.67                   19.80
 18 to <19                                  99              10,142,970.41                   11.20
 19 to <20                                  62               5,179,685.29                    5.72
 20 to <21                                  15               1,260,762.94                    1.39
 21 to <22                                   3                 217,021.90                    0.24
 22 to <23                                   3                 236,292.77                    0.26
                                           ---              -------------                  ------
              TOTAL                        829              90,523,383.30                  100.00
                                           ===              =============                  ======

             Minimum                      Number of           Aggregate               % of Aggregate
          Mortgage Rates               Mortgage Loans     Principal Balance        Principal Balance (*)
          --------------               --------------     -----------------        ---------------------
 0 to <1                                     5                 356,542.22                    0.39
 1 to <2                                     2                 137,432.52                    0.15
 2 to <3                                    16               2,228,910.52                    2.46
 3 to <4                                    11               1,379,417.79                    1.52
 4 to <5                                    27               3,630,181.24                    4.01
 5 to <6                                    48               5,015,373.94                    5.54
 6 to <7                                    18               2,064,016.05                    2.28
 7 to <8                                    22               2,520,259.38                    2.78
 8 to <9                                   130              16,777,602.64                   18.53
 9 to <10                                  300              32,263,017.46                   35.64
 10 to <11                                 166              16,385,943.26                   18.10
 11 to <12                                  61               6,060,809.42                    6.70
 12 to <13                                  20               1,497,942.39                    1.65
 13 to <14                                   2                 131,509.47                    0.15
 14 to <15                                   1                  74,425.00                    0.08
                                           ---              -------------                  ------
              TOTAL                        829              90,523,383.30                  100.00
                                           ===              =============                  ======

- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

                         Group II Collateral Statistics

       Next Interest              Number of            Aggregate            % of Aggregate                WAvg.
      Adjustment Date          Mortgage Loans      Principal Balance     Principal Balance (*)        Mos. to Roll
      ===============          ==============      =================     =====================        ============
Oct-96                                6                   694,587.69              0.77                    1.00
Nov-96                               12                 1,665,917.75              1.84                    2.00
Dec-96                               73                 9,566,433.43             10.57                    3.03
Jan-97                               73                 7,718,108.29              8.53                    4.05
Feb-97                               73                10,615,159.20             11.73                    5.01
Mar-97                               31                 3,681,706.59              4.07                    6.01
Apr-97                                3                   241,532.64              0.27                    7.00
May-97                                5                   465,769.33              0.51                    8.00
Jun-97                               14                 1,333,912.64              1.47                    9.07
Jul-97                               29                 3,420,807.11              3.78                    10.11
Aug-97                               32                 4,084,027.79              4.51                    11.10
Sep-97                               18                 1,954,453.44              2.16                    12.03
Oct-97                                1                   101,520.00              0.11                    13.00
Jun-98                                2                   256,418.11              0.28                    21.00
Jul-98                                2                   187,085.21              0.21                    22.00
Aug-98                                7                 1,030,098.22              1.14                    23.00
Sep-98                                3                   621,983.24              0.69                    24.00
Feb-99                                1                    79,772.74              0.09                    29.00
May-99                                5                   609,502.28              0.67                    32.00
Jun-99                               54                 6,021,592.35              6.65                    33.09
Jul-99                               76                 7,515,962.17              8.30                    34.09
Aug-99                               67                 6,698,353.65              7.40                    35.16
Sep-99                               57                 5,508,343.10              6.08                    36.00
Oct-99                                3                   335,100.00              0.37                    37.00
Feb-01                                1                    91,163.75              0.10                    53.00
May-01                                2                   286,285.72              0.32                    56.00
Jun-01                               28                 2,827,757.49              3.12                    57.61
Jul-01                               41                 4,036,311.04              4.46                    58.53
Aug-01                               73                 5,831,973.23              6.44                    59.47
Sep-01                               37                 3,041,745.10              3.36                    60.06
                                    ---                -------------            ------                    -----
           TOTAL                    829                90,523,383.30            100.00                    24.11
                                    ===                =============            ======                    =====


- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).